JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                          PROSPECTUS - JANUARY 22, 1997

     The deferred annuity contracts described in this prospectus may be funded by any one or more of the ten subaccounts ("Subaccounts") of John Hancock Variable Annuity Account H ("Separate Account"), and by the Market Value Adjustment Fixed Account ("MVA Fixed Account"). The Separate Account is a separate investment account of John Hancock Mutual Life Insurance Company ("Company"). The contracts are issued as group or individual contracts. An individual's interest in a group contract is evidenced by the issuance of a separate Certificate. In some states, contracts are offered on an individual basis, with the issuance of an individual contract. The Certificates and individual contracts are collectively referred to herein as the "Contracts."

     The Contracts are designed to provide retirement benefits under tax qualified plans, as well as under non-qualified arrangements. All funds accumulate on a tax-deferred basis under the Contracts. You may elect a variable return investment option through the Separate Account or a guaranteed interest investment option through the MVA Fixed Account, or a combination of these two options.

     Under the variable return investment option, you can choose among one or more of the following Subaccounts of the Separate Account: V.A.International, V.A. Emerging Growth , V.A. Discovery, V.A. Independence Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Sovereign Bond, V.A. Strategic Income, V.A. World Bond, and V.A. Money Market. The assets of each Subaccount will be invested in a corresponding series, or "Fund," of the John Hancock Declaration Trust ("Trust"), a mutual fund advised by John Hancock Advisers, Inc. ("Adviser"). The prospectus for the Trust accompanies this prospectus, and describes the investment objectives, policies and risks of the Trust.

     Under the MVA Fixed Account guaranteed interest investment option, you can choose among various available Guarantee Periods, each of which has its own interest rate and expiration date. Amounts allocated to the MVA Fixed Account are credited with interest at a fixed rate for the entire Guarantee Period. A Market Value Adjustment, or "MVA," positive or negative, may be made upon annuitization or any withdrawal, surrender or transfer prior to the last day of any Guarantee Period. However, the amount of any MVA is subject to the limitations described under "The MVA Fixed Account."

     Currently, the number of investment options that may be selected to fund the Contracts is limited to 18.

     This prospectus sets forth information about the Contracts that a prospective investor ought to know before investing. A statement of additional information ("SAI") for the Separate Account, dated January 22, 1997, has been filed with the Securities and Exchange Commission ("Commission") and is incorporated herein by reference. The SAI, the table of contents of which appears at page 42 of this prospectus, is available without charge upon written or oral request made to the Company's Servicing Office at the address or telephone number below.

 THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.  IT IS NOT
      VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTERESTS IN THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               Servicing Office

                  JOHN HANCOCK INVESTORS SERVICES CORPORATION
                                 P.O. BOX 9298
                       BOSTON, MASSACHUSETTS 02205-9298

                            TELEPHONE 800-824-0335

                               TABLE OF CONTENTS

                                                                     Page
SPECIAL TERMS.....................................................     4
SYNOPSIS OF EXPENSE INFORMATION...................................     6
SUMMARY INFORMATION...............................................    10
SEPARATE ACCOUNT FINANCIAL INFORMATION............................    15
THE COMPANY.......................................................    15
THE SEPARATE ACCOUNT..............................................    15
THE TRUST.........................................................    16
THE MVA FIXED ACCOUNT.............................................    17
 Guaranteed Rates/Guarantee Periods...............................    17
 Market Value Adjustment..........................................    18
 MVA Gain and Loss Limitations....................................    19
 Investments by the Company.......................................    19
CHARGES UNDER THE CONTRACTS.......................................    20
 Charges For Mortality And Expense Risks..........................    20
 Charges for Administrative Services..............................    20
 Contingent Deferred Sales Load...................................    20
 Nursing Home Waiver of CDSL .....................................    22
 Optional Death Benefit Charges...................................    22
 Variations in Charges............................................    22
 Premium or Similar Taxes.........................................    23
THE CONTRACTS.....................................................    24
 Purchase of Contracts............................................    24
 Premium Payments by Wire.........................................    24
THE ACCUMULATION PERIOD...........................................    25
 Allocation of Premium Payments...................................    25
 Value of Accumulation Units......................................    25
 Determination of MVA Fixed Account Value.........................    25
 Transfers Among Subaccounts and Guarantee Periods................    26
 Dollar-Cost Averaging............................................    26
 Surrender of Contract; Partial Withdrawals.......................    26
 Systematic Withdrawal............................................    27
 Standard Death Benefit...........................................    28
 Optional One Year Stepped-Up Death Benefit.......................    28
 Optional Accidental Death Benefit................................    28
 Payment of Death Benefits........................................    28
THE ANNUITY PERIOD................................................    29
 Variable Monthly Annuity Payments................................    30
 Fixed Monthly Annuity Payments...................................    30
 Annuity Options..................................................    31
 Transfers........................................................    31
 Other Conditions.................................................    32
VARIABLE ACCOUNT VALUATION PROCEDURES.............................    32
MISCELLANEOUS PROVISIONS..........................................    33
 Restriction on Assignment........................................    33
 Deferment of Payment.............................................    33
 Reservation of Rights............................................    33
 Owner and Beneficiary............................................    33

FEDERAL INCOME TAXES..............................................    34
 The Separate Account, the MVA Fixed Account, and the Company.....    34
 Contracts Purchased Other Than to Fund a Tax Qualified Plan......    34
 Diversification Requirements.....................................    35
 Contracts Purchased to Fund a Tax Qualified Plan.................    35
 Withholding of Taxes.............................................    38
 See Your Own Tax Adviser.........................................    38
SEPARATE ACCOUNT PERFORMANCE......................................    39
REPORTS...........................................................    40
VOTING PRIVILEGES.................................................    40
CHANGES IN APPLICABLE LAW - FUNDING AND OTHERWISE.................    40
LEGAL PROCEEDINGS.................................................    41
DISTRIBUTION OF THE CONTRACTS.....................................    41
REGISTRATION STATEMENT ...........................................    41
EXPERTS AND FINANCIAL STATEMENTS..................................    42
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........    42
APPENDIX A - SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS..........
APPENDIX B - VARIABLE ANNUITY INFORMATION FOR INDIVIDUAL
 RETIREMENT ANNUITIES.............................................


THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE OR SOLICIT AN OFFER IN THAT STATE.

                                 SPECIAL TERMS


     As used in this prospectus, the following terms have the indicated meanings:

ACCUMULATION PERIOD:  the period referred to in the term "Accumulation Unit."

ACCUMULATION UNIT: a unit of measurement used in determining the value of an Owner's interest in a Subaccount during the period prior to the commencement of annuity payments or, if earlier, the surrender of the Contract. The value of an Accumulation Unit will reflect the investment experience of the Subaccount and vary in dollar amount.

ACCUMULATED VALUE: accumulated value of all Subaccounts and the MVA Fixed Account Value under a Contract.

DATE OF MATURITY: the date elected by the Owner as of which annuity payments will commence. The election is subject to certain conditions described in "The Annuity Period." The Contract specifies a "Provisional Date of Maturity" as discussed under "The Annuity Period."

ANNUITANT:  the person designated in the Contract as such.

ANNUITY OPTION: the provisions under which a series of annuity payments is made to the Annuitant or other payee, such as the Life Annuity with Ten Years Certain.

ANNUITY UNIT: a unit of measurement used in determining the amount of any variable annuity payment. The value of an Annuity Unit for each Subaccount will depend upon the assumed investment rate and the investment experience of that Subaccount, and will vary in dollar amount.

CONTRACT YEAR: the 12 month period following the date of issue of the Contract and each 12 month period thereafter. In Certificates issued under group Contracts, these periods are the "Certificate Year."

FIXED ANNUITY OPTION: an annuity option under which the Company promises to pay the Annuitant, or any other payee designated by the Owner, fixed payments.

GENERAL ACCOUNT: comprises all assets of the Company other than those in the Separate Account, and other than those in any other legally segregated separate account established by the Company.

GUARANTEE PERIOD:  the period for which a Guaranteed Rate is credited.

GUARANTEED RATE: the rate of interest credited during any Guarantee Period, on an effective annual basis.

MARKET VALUE ADJUSTMENT: positive or negative adjustment, subject to limitation, to MVA Fixed Account Value that is paid out at a time other than the last day of a Guarantee Period.

MVA FIXED ACCOUNT VALUE: the amount of premium payments allocated or transferred to Guarantee Periods, plus interest and any positive Market Value Adjustment, less any withdrawals (including any contingent deferred sales load) and deductions for fees, charges and any premium or similar taxes, and any negative Market Value Adjustment.

OWNER: the person or entity, usually the one to whom the Contract is issued, who has the sole right to exercise all rights and privileges under the Contract except as otherwise provided in the Contract. As used in this prospectus, Owner includes the "Participant" referred to in Certificates under Contracts issued on a group basis.

SURRENDER VALUE: the amount that is payable upon a surrender of the Contract prior to the Date of Maturity. Surrender Value is equal to the Accumulated Value of a Contract after all applicable adjustments and deduction of all applicable charges.

VARIABLE ANNUITY OPTION: an annuity option under which the Company makes to the Annuitant, or any other payee designated by the Owner, payments which vary in amount in accordance with the net investment experience of the Subaccounts selected by the Owner. Not all of the Subaccounts are available under the Contracts during the annuity period.

WE, US, OUR:  mean the Company.

YOU, YOUR:  mean the Owner.

                        SYNOPSIS OF EXPENSE INFORMATION

     The purpose of this synopsis is to provide an understanding of the various costs and expenses that the Owner will bear directly or indirectly. The synopsis includes expenses of the Separate Account and the Trust. For a more complete description of the fees and charges applicable under the Contracts, see "Charges Under the Contracts." The management fees charged the Funds and their annual operating expenses are more fully described in the prospectus for the Trust.

CONTRACT OWNER TRANSACTION EXPENSES

  CONTINGENT DEFERRED SALES LOAD (or "CDSL," as a percentage of premium payments withdrawn in excess of the Free Withdrawal Value) /1/

     YEARS FROM DATE OF
     PREMIUM PAYMENT TO                                                              CDSL
     DATE OF SURRENDER OR WITHDRAWAL                                              PERCENTAGE
     -------------------------------                                              ----------

     7 or more ....................................................................... 0%
     6 but less than 7 ............................................................... 2%
     5 but less than 6 ............................................................... 3%
     4 but less than 5 ............................................................... 4%
     3 but less than 4 ............................................................... 5%
     2 but less than 3 ............................................................... 5%
     less than 2 ..................................................................... 6%

  ANNUAL CONTRACT FEE /2/ ............................................................ $30

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of Account Value)

                                                                       Initial Premium Payment
                                                                       -----------------------
                                                                      Less than       $250,000
                                                                      $250,000        or More
                                                                      --------        --------

Mortality and Expense Risk Charge ................................... 0.90%            0.90%
Administration Charge ............................................... 0.35%            0.10%
                                                                     -----            -----
  Total                                                               1.25%            1.00%
                                                                      ====             ====

__________________________________

/1/In any Contract Year an Owner may withdraw, without a CDSL, an amount equal to 10% of the Accumulated Value as of the beginning of the Contract Year less any prior withdrawals during the Contract Year. This is the "Free Withdrawal Value."
/2/The annual Contract Fee is deducted on Contracts having an Accumulated Value of less than $10,000. The Contract Fee is deducted at the beginning of each Contract Year after the first and at a full surrender during a Contract Year. The Contract Fee is assessed only during the Accumulation Period, and is referred to as the "Certificate Fee" in Certificates issued under group Contracts. The Company reserves the right to increase the annual Contract Fee up to $50, subject to applicable state regulations.

TRUST ANNUAL EXPENSES (as a percentage of average net assets)

                                                     MANAGEMENT         OTHER      TOTAL FUND
                        FUND                            FEES         EXPENSES/3/    EXPENSES
                        ----                          -------        --------       --------

 John Hancock V.A. International Fund                   0.90%          0.25%         1.15%

 John Hancock V.A. Emerging Growth Fund                 0.75%          0.25%         1.00%

 John Hancock V.A. Discovery Fund                       0.75%          0.25%         1.00%

 John Hancock V.A. Independence Equity Fund             0.70%          0.25%         0.95%

 John Hancock V.A. Sovereign Investors Fund             0.60%          0.25%         0.85%

 John Hancock V.A. 500 Index Fund                       0.35%          0.25%          .60%

 John Hancock V.A. Sovereign Bond Fund                  0.50%          0.25%          .75%

 John Hancock V.A. Strategic Income Fund                0.60%          0.25%          .85%

 John Hancock V.A. World Bond Fund                      0.75%          0.25%         1.00%

 John Hancock V.A. Money Market Fund                    0.50%          0.25%         0.75%

 _____________________

 /3/ Other Fund expenses are based on estimates for the current fiscal year.


                                   EXAMPLES


     If you surrender your Contract at the end of the applicable time period, you would pay the following current expenses on a $1,000 investment allocated to one of the Subaccounts listed, assuming 5% annual return on assets:

                                                                    1 YEAR       3 YEARS
                                                                    ------       -------
V.A. INTERNATIONAL...............................................     $79          $123
V.A. EMERGING GROWTH.............................................      78           118
V.A. DISCOVERY...................................................      78           118
V.A. INDEPENDENCE EQUITY.........................................      77           117
V.A. SOVEREIGN INVESTORS.........................................      76           114
V.A. 500 INDEX...................................................      74           106
V.A. SOVEREIGN BOND..............................................      75           110
V.A. STRATEGIC INCOME............................................      76           114
V.A. WORLD BOND..................................................      78           118
V.A. MONEY MARKET................................................      75           110

     If you annuitize at the end of the applicable time period, or if you do not surrender your Contract, you would pay the following current expenses on a $1,000 investment allocated to one of the Subaccounts listed, assuming 5% annual return on assets:

                                                                      1 YEAR     3 YEARS
                                                                      ------     -------

V.A. INTERNATIONAL..................................................    $25         $78
V.A. EMERGING GROWTH................................................     24          73
V.A. DISCOVERY......................................................     24          73
V.A. INDEPENDENCE EQUITY............................................     23          72
V.A. SOVEREIGN INVESTORS............................................     22          69
V.A. 500 INDEX......................................................     20          61
V.A. SOVEREIGN BOND.................................................     21          65
V.A. STRATEGIC INCOME...............................................     22          69
V.A. WORLD BOND.....................................................     24          73
V.A. MONEY MARKET...................................................     21          65

                               ________________


     The annual Contract Fee reflected in the examples has been expressed as an annual percentage of assets based on the Company's experience with other variable annuity contracts using the same contract fee provision.

     The examples do not give effect to any premium taxes that may be applicable, or to any of the charges described under "Optional Benefit Riders," below. The examples should not be considered representations of past or future expenses; actual expenses may be greater than or less than those shown above.


OPTIONAL BENEFIT RIDERS

     The Company offers, subject to state availability, three optional benefit riders that may be elected by the Owner. A separate monthly charge is made for each rider selected. The charge, as applicable, is made pro-rata based on relative values through a reduction in Accumulation Units of the Subaccounts and dollar amounts in the Guarantee Periods under a Contract.

     The applicable charge is equal to the Accumulated Value at the beginning of each month multiplied by 1/12th of the following annual percentage rates. With respect to the Nursing Home Waiver of CDSL Rider, the applicable charge will be assessed only upon the Accumulated Value associated with premium payments upon which a CDSL would continue to be applicable at the time the charge is assessed.

     ONE YEAR STEPPED-UP DEATH BENEFIT RIDER ............................................. 0.15%

     ACCIDENTAL DEATH BENEFIT RIDER (terminates at age 80) ............................... 0.10%

     NURSING HOME WAIVER OF CDSL RIDER ................................................... 0.05%

     For a description of these riders, see "One Year Stepped-Up Death Benefit Rider" and "Accidental Death Benefit Rider" under "The Accumulation Period," and "Nursing Home Waiver of CDSL Rider" under "Charges Under the Contracts."

MARKET VALUE ADJUSTMENT AND CHARGES APPLICABLE TO THE MVA FIXED ACCOUNT

     Except when effected on the last day of a Guarantee Period, surrenders, transfers or partial withdrawals from the MVA Fixed Account, including amounts withdrawn to provide an annuity or death benefit, are subject to a Market Value Adjustment that may increase or reduce the amount of MVA Fixed Account Value paid out by the Company. The Market Value Adjustment is computed pursuant to a formula that includes upward and downward limitations, as described under "The MVA Fixed Account-Market Value Adjustment." Of the expenses summarized above, only the "Contingent Deferred Sales Load," "Annual Contract Fee," and "Optional Benefit Riders" charges are applicable to the MVA Fixed Account.

                              SUMMARY INFORMATION

     The Contracts are designed for purchase by individuals doing their own retirement planning, including plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and for purchase in connection with (1) pension and profit-sharing plans qualified under Section 401(c) of the Code, known as "H.R. 10 plans," (2) pension or profit-sharing plans qualified under Sections 401(a) or 403(a) of the Code, known as "corporate plans," (3) plans qualifying under Section 401(k) of the Code, (4) annuity purchase plans adopted under the provisions of Section 403(b) of the Code by public school systems and certain other tax-exempt organizations, and (5) individual retirement annuity plans satisfying the requirements of
Section 408 of the Code. For additional information pertaining to the purchase of a Contract as an Individual Retirement Annuity, see "Appendix B - Variable Annuity Information for Individual Retirement Annuities."

     The Company has appointed its affiliated company, John Hancock Investors Services Corporation ("JHISC"), as its Servicing Agent for the purpose of facilitating various administrative, processing, servicing and similar functions related to the Contracts. JHISC may be reached at the address and telephone number shown on the cover page of this prospectus.

     In order to accommodate "employer-related" plans funded by the Contracts, Contract forms using "unisex" purchase rates, i.e., rates the same for males and females, are available. Any questions you have as to whether you are participating in an employer-related plan should be directed to your employer. Any other question you or your employer may have with respect to this topic can be directed to JHISC.


THE CONTRACTS

     The Contracts offered are "flexible premium" deferred annuity Contracts under which premium payments may be made in a single sum or at intervals until the Date of Maturity. At that time annuity payments by the Company will commence unless the Owner elects to surrender the Contract, in which case, the Surrender Value will be paid.

     An application for a Contract is available from broker-dealers and certain financial institutions who are participating in the distribution of the Contracts. Applications are also available directly from the Company by contacting JHISC. Upon completion, the application is transmitted, along with the premium payment, to JHISC for processing. See "The Contracts."


JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

     The Separate Account is a separate investment account of the Company. It is operated as a unit investment trust and supports the variable benefits payable under the Contracts. There are currently ten Subaccounts within the Separate
Account: V.A. International, V.A. Emerging Growth, V.A. Discovery, V.A. Independence Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Sovereign Bond, V.A. Strategic Income, V.A. World Bond, and V.A. Money Market. Each Subaccount invests in a corresponding Fund of the Trust. The Trust is a "series" type mutual fund.

     Each Fund has a different investment objective. The Adviser provides investment management services to the Funds for which it receives a fee from the Trust. The Adviser utilizes sub-advisers for three of the Funds. John Hancock Advisers International Limited ("JHAI") provides sub-investment management services for the V.A. International Fund; Independence Investment Associates, Inc. ("IIA") provides sub-advisory services for the V.A. Independence Equity Fund; and Sovereign Asset Management Corporation ("SAMCO") (together with JHAI and IIA, the "Sub-advisers") provides sub-advisory services for the V.A. Sovereign Investors Fund. The Sub-advisers are indirect, wholly-owned subsidiaries of the Company. Each

Sub-adviser receives a fee from the Adviser for these services which in no way increases the costs borne by the Trust, the Account, or the Owners.

     For a more detailed description of the Trust, see its prospectus which accompanies this prospectus.


MVA FIXED ACCOUNT INVESTMENT OPTIONS

     Any amount allocated by the Owner to the MVA Fixed Account earns interest at a Guaranteed Rate. The level of the Guaranteed Rate depends on the length of the Guarantee Period selected by the Owner. We currently make available various Guarantee Periods with durations of up to ten years.

     If amounts are transferred, surrendered or otherwise paid out at any time other than the last day of the applicable Guarantee Period, a Market Value Adjustment will be applied that will increase or decrease the amount of MVA Fixed Account Value paid out. Accordingly, the Market Value Adjustment can result in gains or losses which are subject to limitations as described under the "MVA Fixed Account."

     For a more complete discussion of the MVA Fixed Account investment options and Market Value Adjustment, see "The MVA Fixed Account."


PRINCIPAL UNDERWRITER AND DISTRIBUTOR

    John Hancock Funds, Inc. ("JHFI"), a registered broker-dealer affiliate of the Company, acts as principal underwriter of the Account and principal distributor of the Contracts. The Contracts are offered through broker-dealers and financial institutions.


INVESTMENT OF PREMIUM PAYMENTS

     Premium payments received under Contracts, after deduction of any premium or similar taxes, are allocated to one or more of the Subaccounts and/or one or more of the Guarantee Periods in the MVA Fixed Account, as directed by the Owner.

     Premium payments may be mailed to JHISC, P. O. Box 9298, Boston, MA 02205-9298. All checks or other money orders should be made payable to John Hancock. Procedures also have been established for the receipt of premium payments by wire order. See "Payments by Wire" under "The Contracts."

MINIMUM AND MAXIMUM PREMIUM PAYMENTS

    Each premium payment must be at least $500. The total premium payments may not exceed $1,000,000 in any Contract Year, without our prior approval. No premium payments may be made within six months prior to the Annuitant's 85th birthday or thereafter. These limits may be waived by the Company.

     ACCOUNT CHARGES

     Charges made directly to the Account include daily charges aggregating 0.90% annually for mortality and expense risks, and daily charges at the annual rate of 0.35% and 0.10% under Contracts with initial premium payments of less than $250,000 and $250,000 or more, respectively. These charges are based on the average daily net asset value of each Subaccount, and reduce the unit values of the Subaccounts.


     FUND CHARGES

     Management fees at annual rates ranging from 0.35% to 0.90% of average daily net assets are paid by the Funds to the Adviser. The Funds also incur charges for other expenses incurred in their operations. Management fees and other expenses are reflected in the net asset value of each Fund's shares.


     WITHDRAWAL CHARGES

     A withdrawal charge, or contingent deferred sales load (the CDSL), if applicable, is deducted from the amount of any premium payment withdrawn from the Accumulated Value under a Contract, including any partial withdrawal or any full withdrawal upon a surrender of the Contract. The charge is 6% for withdrawals made in the first two years from the date we receive a premium payment, and decreases decrementally to zero in the seventh year. The charge does not apply to any premium payments withdrawn after seven years from the date we receive the payments. In any Contract Year, up to 10% of the Accumulated Value as of the beginning of the Contract Year, less any prior withdrawals during the Contract Year, may be withdrawn without a CDSL. The CDSL also does not apply to a withdrawal made to provide an annuity or a death benefit or, if necessary, to meet minimum distribution requirements under qualified plans, or under the waiver described in the next paragraph.


     NURSING HOME WAIVER OF CDSL CHARGE

     Subject to state availability, an optional "Nursing Home Waiver of CDSL" rider may be elected at the time the Owner applies for a Contract. Under this benefit, the CDSL, if otherwise applicable, will be waived on any withdrawals if beginning at least 90 days after the date of issue, the Owner becomes confined to a long term care facility ("LTCF") for at least 90 consecutive days, subject to certain conditions. At the beginning of each month, we make a charge for this rider equal to 1/12th of 0.05% (annual percentage rate) of the Accumulated Value associated with premium payments upon which a CDSL would continue to be applicable at the time the charge is assessed. The benefit is not available for applicants over age 75.

     CONTRACT FEE AND CERTAIN OTHER CHARGES

     An annual Contract Fee of $30 is deducted during the Accumulation Period under Contracts having an Accumulated Value of less than $10,000. The Company reserves the right to increase the Contract Fee up to $50, subject to applicable state regulations. No Contract Fee will be deducted if the Accumulated Value is $10,000 or more. Charges also may be made for any taxes or interest expenses attributable to the Contracts or the Account.

     Deductions are also made for any applicable premium or similar taxes based on the amount of a premium payment. Currently, such taxes in certain states are up to 5% of each premium payment. In addition, separate monthly charges are made for the optional death benefit riders described under "Death Benefits" below.

     A more detailed description of all fees and charges applicable under the Contracts appears under "Charges

Under the Contracts." Fees and charges of the Trust are described in its prospectus which is attached to this prospectus.


WITHDRAWAL PRIOR TO DATE OF MATURITY

     At any time before annuity payments begin, if the Annuitant is living, a Contract may be surrendered in full for its Surrender Value or a portion of the Accumulated Value may be withdrawn, subject to applicable charges and certain limits. See "Surrender of Contract; Partial Withdrawals" under "The Contracts." A 10% tax penalty may be applicable to withdrawals before the Owner attains age 59 1/2. A Market Value Adjustment may also be applied. See "The MVA Fixed Account."


SYSTEMATIC WITHDRAWAL

     The Accumulated Value of a Contract may be systematically withdrawn on a monthly, quarterly, semi-annual or annual basis, as elected by the Owner. Systematic withdrawals in any Contract Year in excess of 10% of the Accumulated Value as of the beginning of the Contract Year may be subject to a CDSL. See "Contingent Deferred Sales Load" under "Charges Under the Contracts." A minimum Accumulated Value of $15,000 is required to start the program and certain other conditions apply. See "Systematic Withdrawal" under "The Accumulation Period."


DOLLAR COST AVERAGING

     The Owner may elect to have amounts automatically transferred from the Money Market Subaccount into one or more of the other Subaccounts of the Account. Transfers of $250 or more may be made monthly, quarterly, semi-annually or annually. A minimum Accumulated Value of $15,000 is required to start the program. See "Dollar Cost Averaging" under "The Accumulation Period."

     STANDARD DEATH BENEFIT

     The Contracts include a standard death benefit payable upon the death of the Annuitant prior to the Date of Maturity. The beneficiary will receive the greater of (a) the Accumulated Value, adjusted by any Market Value Adjustment, and (b) the aggregate amount of the premium payments made under the Contract, less any prior withdrawals and CDSLs.

     OPTIONAL ONE YEAR STEPPED-UP DEATH BENEFIT

     At the time a Contract is applied for, the Owner may elect a one year stepped-up death benefit rider designed to enhance the death benefit payable to the beneficiary. Under this rider the benefit payable will be the greater of (a) the standard death benefit, and (b) the highest Accumulated Value, adjusted by a Market Value Adjustment, of the Contract as of any Contract anniversary preceding the date of receipt of due proof of death together with any required settlement instructions and preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus any premium payments, less any withdrawals and CDSLs, since such Contract anniversary. See "Optional One Year Stepped-Up Death Benefit" under "The Accumulation Period." At the beginning of each month, we make a charge for this rider equal to 1/12th of 0.15% (annual percentage rate) of the Accumulated Value of the Contract at that time. This one year stepped-up death benefit is not available for applicants over age 79.

     OPTIONAL ACCIDENTAL DEATH BENEFIT

     Subject to state availability, at the option of the Owner, an accidental death benefit rider may be elected. Under this rider, upon the accidental death of the Annuitant prior to the earlier of the Date of Maturity or the Annuitant's 80th birthday, the beneficiary will receive, in addition to any other death benefit, an amount equal to the Accumulated Value of the Contract, as of the date of the accident, upon receipt of due proof of the Annuitant's death together with any required instructions as to method of settlement, up to a maximum of $200,000. The benefit only may be elected at the time the Contract is applied for, and is not available to applicants over age 79. At the beginning of each month, we make a charge for this rider equal to 1/12th of 0.10% (annual percentage rate) of the Accumulated Value of the Contract at that time.

10 DAY FREE-LOOK PROVISION

     An Owner may return an individual Contract for any reason within 10 days after its receipt and receive in cash the Accumulated Value, adjusted by any Market Value Adjustment, plus any deductions previously made from premium payments for premium or similar taxes. Owners returning individual Contracts issued in Idaho, Nebraska, North Carolina, Oklahoma, South Carolina, Washington, West Virginia, and Utah, and all individual Contracts issued under an individual retirement account, will receive gross premium payments made. If the individual Contract is issued in California to an Owner 60 years of age or older, the Owner may return the individual Contract within 30 days after its receipt, and, in that event, the gross premium payments made will be refunded to the Owner.

     In most states, the rights to return Contracts described in the preceding paragraph apply only to Contracts issued in individual form. In some states, however, such rights may also apply to certificates under Contracts issued in group form.

                    SEPARATE ACCOUNT FINANCIAL INFORMATION

     The Separate Account has not yet commenced operations and therefore has no assets or liabilities. Accordingly, neither this prospectus nor the SAI contains any financial statements for the Separate Account.


                                  THE COMPANY

     The Company is a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts in 1862. The Company's Home Office is located at 200 Clarendon Street, Boston, Massachusetts 02117.

     The Company is a major financial services company with more than $80 billion of assets under management.

                             THE SEPARATE ACCOUNT

     The Separate Account is a separate account of the Company established under Massachusetts law on April 8, 1996. The Separate Account, although an integral part of the Company, meets the definition of a "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

     The Separate Account's assets are the property of the Company and the obligations under the Contracts are the obligations of the Company. Each Contract provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Contract with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business the Company may conduct. In addition to the net assets and other liabilities for Contracts, the Separate Account's assets include assets derived from charges made by the Company and, possibly, funds contributed by the Company to commence operation of the Subaccounts. From time to time these additional assets may be transferred in cash by the Company to its general account. Before making any such transfer, the Company will consider any possible adverse impact the transfer might have on any Subaccount.

     Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company.

     There currently are ten Subaccounts in the Separate Account: the V.A. International, V.A. Emerging Growth, V.A. Discovery, V.A. Independence Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Sovereign Bond, V.A. Strategic Income, V.A. World Bond and V.A. Money Market Subaccounts. The assets in each Subaccount are invested in shares of a corresponding Fund of the Trust. The assets of one Subaccount are not necessarily legally insulated from liabilities associated with another Subaccount. New subaccounts may be added and made available to Owners. Prior to the date of this prospectus, the Separate Account had no operations.

                                   THE TRUST

     The Trust is a "series" type of mutual fund that is registered under the 1940 Act as an open-end diversified management investment company and organized as a Massachusetts business trust. The Trust serves as an investment medium for the Account and for the John Hancock Variable Annuity Account JF established by the John Hancock Variable Life Insurance Company ("JHVLICO"). In the future, other unit investment trust separate accounts established by the Company, JHVLICO, and other unaffiliated life insurance companies for variable life insurance policies and variable annuity contracts may also invest in the Trust. A full description of the Trust, its investment objectives, policies and restrictions, its charges and expenses, and all other aspects of its operation is contained in its attached prospectus (which should be read carefully before investing) and the SAI referred to therein, which should be read together with this prospectus. Among other items, the description of the need to monitor events on the part of the Trust's Board of Trustees for possible conflicts between separate accounts and other consequences should be noted.

     The following is a brief summary of the investment objectives of each Fund of the Trust.

  JOHN HANCOCK V.A. INTERNATIONAL FUND - seeks long-term growth of capital. The Fund invests primarily in equity securities of foreign companies and governments.


  JOHN HANCOCK V.A. EMERGING GROWTH FUND - seeks long-term growth of capital. The potential for growth of capital is the sole basis for selection of portfolio securities. Current income is not a factor in this selection.


  JOHN HANCOCK V.A. DISCOVERY FUND - seeks long-term growth of capital. The Fund invests primarily in common stocks of companies of all levels of capitalization which are believed by the Fund's managers to offer superior prospects for growth. Current income is not a factor of consequence in the selection of stocks for the Fund.


  JOHN HANCOCK V.A. INDEPENDENCE EQUITY FUND - seeks above-average total return, consisting of capital appreciation and income. The Fund will diversify its investments to create a portfolio focused on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long term.


  JOHN HANCOCK V.A. SOVEREIGN INVESTORS FUND - seeks long-term growth of capital and income without assuming undue market risks. At times, however, because of market conditions, the Fund may find it advantageous to invest primarily for current income. The Fund invests primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends.


  JOHN HANCOCK V.A. 500 INDEX FUND - seeks to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"). The 500 Index Fund normally invests at least 80% of the Fund's assets in common stocks of companies that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. (Requisite disclosure regarding use of the Standard & Poor's name is included in the Trust's prospectus, attached hereto.)


  JOHN HANCOCK V.A. SOVEREIGN BOND FUND - seeks a high level of current income consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high-yield, high-risk fixed income securities.

  JOHN HANCOCK V.A. STRATEGIC INCOME FUND - seeks a high level of current income. The Fund invests primarily in foreign government and corporate fixed income securities, U.S. Government securities and lower-rated high-yield, high-risk fixed income securities of U.S. issuers.


  JOHN HANCOCK V.A. WORLD BOND FUND - seeks competitive total investment return, consisting of current income and capital appreciation. The Fund invests primarily in a global portfolio of high-grade, fixed income securities.


  JOHN HANCOCK V.A. MONEY MARKET FUND - seeks maximum current income consistent with capital preservation and liquidity. The Fund invests only in high-quality money market instruments.

                    _______________________________________

  Prospective investors should carefully read the risk disclosures contained in the Trust prospectus with regard to the investment risks of the high-yield, high-risk fixed income securities invested in by the John Hancock V.A. Sovereign Bond Fund and the John Hancock V.A. Strategic Income Fund.

  The Company will purchase and redeem shares of the Trust for the Separate Account at their net asset value without any sales or redemption charges. The shares of the Trust represent an interest in the Funds that correspond to the Subaccounts of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of the respective Funds at their net asset value as of the dates paid. Any such distribution will result in a reduction in the value of the shares of the Fund from which the distribution was made. However, the total net asset value of the Separate Account, or of any Fund, will not change because of such distribution.

  On each Valuation Date, shares of each Fund are purchased or redeemed by the Company for each Subaccount based on, among other things, the amount of net premium payments allocated to the Subaccount, dividends and distributions reinvested, transfers to, from and among Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per share for each Fund determined on that same Valuation Date. See "Valuation Date" under "Variable Account Valuation Procedures."


                             THE MVA FIXED ACCOUNT

  The MVA Fixed Account is a "nonunitized" separate account established by the Company. A nonunitized separate account is a separate account in which the Contract Owner has no claim on, or participation in the performance of, the assets held in the account. Investments purchased with amounts allocated to the MVA Fixed Account are the property of the Company, and any favorable investment performance on the assets held in the MVA Fixed Account accrues solely to the Company's benefit. All benefits relating to the Accumulated Value of amounts allocated to the MVA Fixed Account are guaranteed by the Company to the extent provided under the Contracts.


GUARANTEED RATES/GUARANTEE PERIODS

     Amounts allocated by the Owner to the MVA Fixed Account earn interest at a Guaranteed Rate commencing with the date of allocation. The Guaranteed Rate continues for a number of years, i.e., the Guarantee Period, selected by the Owner. At the end of the Guarantee Period, the Accumulated Value in that Guarantee Period, including interest accrued thereon, will be automatically transferred to the Money Market Subaccount unless the Owner elects to: (a) withdraw such Accumulated Value from the Contract, (b) allocate all or a portion of the Accumulated Value to a new Guarantee Period of the same duration as the expiring Guarantee Period, or (c) allocate all or a portion of the Accumulated Value to a different Guarantee Period or periods or to one or more of the Subaccounts. The Company must be notified of any election by the Owner at JHISC's office in a form satisfactory to it within 30 days prior to the end of the expiring Guarantee Period. The first day of any new Guarantee Period or other reallocation will be the day after the end of the prior Guarantee Period. The Company will notify the Owner at least 30 days prior to the end of any Guarantee Period. A Guarantee Period will not be available if it extends beyond the Date of Maturity.

     The Company currently makes available Guarantee Periods of various durations. At any time, the Guarantee Periods may be one year and multiple year periods of up to ten years. The Company reserves the right to add or delete Guarantee Periods from those that are available at any time for new allocations. Each

Guarantee Period has its own Guaranteed Rate, which may differ from those for other Guarantee Periods. We may, at our discretion, change the Guaranteed Rate for future Guarantee Periods. These changes will not affect the Guaranteed Rates being paid on Guarantee Periods that have already commenced. Each allocation or transfer of an amount to a Guarantee Period commences the running of a new Guarantee Period with respect to that amount, which will earn a Guaranteed Rate that will continue unchanged until the end of that period. With respect to all Contracts issued on an individual basis, and to Contracts issued on a group basis where required under state law, the Company will not make available any Guarantee Period offering a Guaranteed Rate below 3%.

     The Company declares the Guaranteed Rates from time to time as market conditions and other factors dictate. The Company advises an Owner of the Guaranteed Rate for a chosen Guarantee Period at the time a premium payment is received, a transfer is effectuated or a Guarantee Period is renewed.

     The Company has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. The rates may be influenced by, but not necessarily correspond to, interest rates generally available on the types of investments acquired with amounts allocated to the Guarantee Period. See "Investments by the Company," below. The Company, in determining Guaranteed Rates, may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales and administrative expenses borne by the Company, risks assumed by the Company, the Company's profitability objectives, and general economic trends.

THE COMPANY'S MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED RATES TO BE DECLARED. THE COMPANY CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED RATES.

     Information concerning the Guaranteed Rates applicable to the various Guarantee Periods, and the durations of the Guarantee Periods offered, at any time may be obtained from the Company by calling JHISC at the telephone number indicated on the cover page of this prospectus.


MARKET VALUE ADJUSTMENT

     If any MVA Fixed Account Value is withdrawn, transferred or otherwise paid out before the end of the Guarantee Period in which it is being held, a Market Value Adjustment will be applied. This generally includes amounts that are paid out as death benefits pursuant to the Contract, amounts applied to an annuity option, and amounts paid as a single sum in lieu of an annuity. No Market Value Adjustment will be applied to amounts that are paid out on the last day of a Guarantee Period.


     The Market Value Adjustment may increase or decrease the amount of MVA Fixed Account Value being withdrawn, transferred or otherwise paid out. The comparison of two Guaranteed Rates determines whether the Market Value Adjustment produces an increase or a decrease. The first rate to compare is the Guaranteed Rate for the existing Guarantee Period from which amounts are being transferred or withdrawn. The second rate is the Guaranteed Rate then being offered for new Guarantee Periods of the same duration as that remaining in the existing Guarantee Period. If the first rate exceeds the second by more than 1/2%, the Market Value Adjustment produces an increase. If the first rate does not exceed the second by at least 1/2%, the Market Value Adjustment produces a decrease. Sample calculations are shown in Appendix A.

     The Market Value Adjustment will be determined by multiplying the amount being withdrawn or transferred from the Guarantee Period (before deduction of any applicable CDSL) by the following factor:

                                 n/12
                   1 + g
              (-----------------)       - 1
                1 + c + .005

where,

     . g is the Guaranteed Rate in effect for the current Guarantee Period (in decimal form).


     . c is the current Guaranteed Rate (in decimal form) in effect for new Guarantee Periods with durations equal to the number of years remaining in the current Guarantee Period (rounded up to the nearest whole number of years). If not available, the Company will declare a Guaranteed Rate solely for this purpose that is consistent with interest rates for Guarantee Periods that are currently available.

     . n is the number of complete months from the date of withdrawal to the end of the current Guarantee Period. (Where less than one complete month remains, n will equal one unless the withdrawal is made on the last day of the Guarantee Period, in which case no adjustment will apply.)

MVA GAIN AND LOSS LIMITATIONS

     In no event will the Market Value Adjustment exceed, in a positive or negative direction, the amount of any excess interest earned during a Guarantee Period up to the point of withdrawal or surrender. Excess interest means the dollar amount of interest earned on the amount being withdrawn or transferred since the beginning of the Guarantee Period in excess of the amount of interest that would have been earned had the effective annual interest rate been 3%. See Appendix A.

INVESTMENTS BY THE COMPANY

     The Company's obligations with respect to the MVA Fixed Account are supported by its General Account assets, which also support other general obligations incurred by the Company. Subject to applicable law, the Company has sole discretion over the investment of assets in the MVA Fixed Account and the General Account, and neither account is subject to registration under the 1940 Act.

     Amounts in the Company's General Account and the MVA Fixed Account will be invested in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the General Account.

     The Company intends to consider the return available on the instruments in which it intends to invest amounts allocated to the MVA Fixed Account when it establishes Guaranteed Rates. Such return is only one of the factors considered in establishing the Guaranteed Rates. See "Guaranteed Rates/Guarantee Periods," above.

     The Company expects that amounts allocated to the MVA Fixed Account will be invested according to its detailed investment policy and guidelines, in fixed income obligations, including corporate bonds, mortgages, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods. The Company intends to invest proceeds from the Contracts attributable to the MVA Fixed Account primarily in domestic investment-grade securities. In addition, derivative contracts will be used only for hedging purposes, to reduce the ordinary business risk of the Contracts associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, the Company is not obligated to invest amounts allocated to the MVA Fixed Account according to any particular strategy.

     Because of exemptive and exclusionary provisions, interests in the MVA Fixed Account have not been registered under the Securities Act of 1933 and the MVA Fixed Account has not been registered under the Investment Company Act of 1940. Accordingly, neither the MVA Fixed Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the MVA Fixed Account. Disclosure regarding the MVA Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                          CHARGES UNDER THE CONTRACTS

CHARGES FOR MORTALITY AND EXPENSE RISKS

     While variable annuity payments to Annuitants will vary in accordance with the investment performance of the Separate Account, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of the Company over the expense charges provided for in the Contracts. The Company assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. The Company also provides a standard death benefit and waives any CDSL upon the death of the Annuitant.

     In return for the assumption of these mortality and expense risks, the Company makes a daily charge to the assets of the Separate Account. The daily charge is at the rate of 0.002466%, or 0.90% annually, of which 0.45% is for mortality risks, and 0.45% for expense risks. The Company reserves the right to revise the amounts of the charge as between mortality risks and expense risks, should estimates change, but the aggregate charge will not exceed 0.90% on an annual basis.

CHARGES FOR ADMINISTRATIVE SERVICES

     The Company maintains an account for each Owner and Annuitant and makes all disbursements of benefits. The Company also furnishes such administrative and clerical services, including the calculation of Accumulation Unit values and the values and interests determined thereby, as are required for each Subaccount. The Company makes disbursements from Separate Account funds to pay obligations chargeable to the Separate Account and maintains the accounts, records, and other documents relating to the business of the Separate Account required by regulatory authorities. These administrative services may be performed by the Company, by JHISC, or by one or more of the Company's other affiliates. For these and other administrative services, the Company makes a daily charge to the assets of the Separate Account and assesses, during the Accumulation Period, a Contract Fee of $30 on all Contracts having an Accumulated Value of less than $10,000. The Contract Fee will be deducted at the beginning of each Contract Year after the first and at a full surrender during a Contract Year. The Company reserves the right to increase this fee up to a maximum of $50 subject to state regulations. No Contract Fee will be deducted if the Accumulated Value is $10,000 or more. The Contract Fee will be deducted from each Subaccount and each Guarantee Period in the same proportion that the Accumulated Value in that Subaccount or Guarantee Period bears to the full Accumulated Value.

     The daily administrative charge is 0.000959%, or 0.35% on an annual basis, under any Contracts with an initial premium payment of less than $250,000; and 0.000274%, or 0.10% on an annual basis, under any Contracts with an initial premium payment of $250,000 or more. The different charges reflect the fact that the cost of administering larger Contracts will tend to be smaller in proportion to the Contract's Accumulated Value and that amounts realized by the Company from expense charges made under smaller Contracts will be lower.

     The administrative services charges are not designed, nor are they expected, to exceed the Company's cost in providing these services.


CONTINGENT DEFERRED SALES LOAD

     A contingent deferred sales load, or CDSL, may be assessed whenever a Contract is surrendered for cash prior to the Date of Maturity ("total withdrawal" or "surrender") or whenever an amount less than the total Accumulated Value is withdrawn from a Contract prior to the Date of Maturity ("partial withdrawal"). This charge is used to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

     An Owner may withdraw in any Contract Year up to 10% of the Accumulated Value as of the beginning of the Contract Year without the assessment of any CDSL. This is the Free Withdrawal Value. If, in any Contract Year, the Owner withdraws an aggregate amount in excess of 10% of the Accumulated Value as of the beginning of the Contract Year, the amount withdrawn in excess of 10% is subject to a CDSL to the extent that the excess is attributable to premium payments made within seven years of the date of withdrawal or surrender.

     No CDSL is assessed on amounts applied to provide an annuity or to pay a death benefit. Also, no CDSL will apply to certain withdrawals if an Owner has elected the nursing home waiver of CDSL rider described under "Nursing Home Waiver of CDSL" below. Amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans funded by a Contract are not subject to a CDSL in any Contract Year. Amounts above the minimum distribution requirements are subject to a CDSL.

     The CDSL percentage charge depends upon the number of years that have elapsed from the date of premium payment to the date of its withdrawal, as follows:

                         Years from Date
                         of Premium Payment to                              CDSL
                         Date of Surrender or Withdrawal                 Percentage
                         -------------------------------                 -----------

                         7 or more ...................................        0%
                         6 but less than 7 ...........................        2%
                         5 but less than 6 ...........................        3%
                         4 but less than 5 ...........................        4%
                         3 but less than 4 ...........................        5%
                         2 but less than 3 ...........................        5%
                         less than 2 .................................        6%

     Whenever a CDSL is imposed, it is deducted from each Subaccount of the Separate Account and each Guarantee Period of the MVA Fixed Account in the proportion that the amount subject to the CDSL in each bears to the total amount subject to the CDSL. In calculating the CDSL, all amounts withdrawn plus all Contract Fees and CDSLs are assumed to be deducted first from the earliest purchase payment, and then from the next earliest purchase payment, and so forth until all payments have been exhausted, satisfying the first-in first out, or "FIFO," method of accounting. The CDSL only applies to premium payments, not to any earnings or appreciation. For a discussion of the taxation of partial withdrawals, see "Contracts Purchased Other Than to Fund a Tax Qualified Plan" under "Federal Income Taxes."

     To the extent that any CDSL is applicable, the Accumulated Value will generally be reduced by the amount of the CDSL, as well as by the actual dollar amount of the withdrawal request. Any positive MVA will reduce the amount deducted from the Accumulated Value by the amount of the positive MVA. Any negative MVA will increase the amount deducted by the amount of the negative MVA. The CDSL is calculated based upon the full amount by which the Accumulated Value is reduced, adjusted for any MVA, and subject to the conditions noted above.

          For example, assume a Contract is issued on January 1, 1996, and that the Owner makes premium payments of $5,000 on January 1, 1996, $1,000 on January 1, 1997, and $1,000 on January 1, 1998. Assume that the Accumulated Value on January 1, 1999, is $9,000 and that a partial withdrawal is made by the Owner in the amount of $6,000 (no tax withholding) on June 1, 1999. The CDSL in this case, assuming no prior partial withdrawals, would equal $272.23.

          In calculating the CDSL under the FIFO method, the January 1, 1996, $5,000 premium payment is first reduced by the three $30 Contract Fees assessed on January 1, 1997, 1998, and 1999, i.e., to $4,910. Ten percent of the Accumulated Value on January 1, 1999, i.e., $900, the free withdrawal amount, is then deducted leaving $4,010.

          The remaining balance of the $5,000 January 1, 1996, premium payment, i.e., $4,010, is then withdrawn in its entirety and is assessed a CDSL of $200.50 (.05 x $4,010). All of the $1,000 January 1, 1997, premium payment is to be withdrawn and is assessed a CDSL of $50 (.05 x $1,000). To make up the remainder of the $6,000 paid to the Owner, $362.23 is withdrawn from the January 1, 1998, premium payment. This is assessed a CDSL of $21.73 (.06 x $362.23).

          Therefore, the total amount paid to the Owner is $6,000 and the total CDSL is $272.23. The above example assumes all amounts withdrawn are after the application of any Market Value Adjustment.

     Withdrawals made prior to the Owner attaining age 59 1/2 may be subject to certain adverse tax consequences. A Federal penalty of 10% is generally applicable to the taxable portion (earnings) of a premature withdrawal from the Contract. See "Penalty for Premature Withdrawals" under "Federal Income Taxes."

     To the extent that the proceeds from the CDSLs may be insufficient to cover distribution costs, the Company may recover them from its General Account assets which may consist of, among other things, proceeds derived from mortality and expense risk charges deducted from the Separate Account, and charges for the optional benefits described in this prospectus.


NURSING HOME WAIVER OF CDSL

     Subject to state availability, an optional Nursing Home Waiver of CDSL rider may be elected when the Contract is applied for. Under this benefit, the CDSL, if otherwise applicable, will be waived as to any withdrawals if, beginning at least 90 days after the Contract date of issue, the Owner becomes confined to a nursing home facility for at least 90 consecutive days and receives skilled nursing care. The Company must receive a request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility, and the confinement must be prescribed by a physician and medically necessary. This rider is not available to Contract applicants 75 years of age or older, or to applicants who were confined to a nursing home within the prior two years. Reference should be made to the rider for a complete description of its terms, conditions and benefits. At the beginning of each month, a charge equal to 1/12th of .05% (annual percentage rate) is made against the Accumulated Value associated with premium payments upon which a CDSL would continue to be applicable at the time the charge is assessed. The charge is made through a pro-rata reduction in Accumulation Units of the Subaccounts and dollar amounts in the Guarantee Periods, based on relative values.

OPTIONAL DEATH BENEFIT CHARGES

     Separate monthly charges are made for the optional One Year Stepped-Up Death Benefit and Accidental Death Benefit riders offered by the Company. In each case, the charge for the rider is made through a pro-rata reduction in Accumulation Units of the Subaccounts and dollar amounts in the Guarantee Periods, based on relative values. The charge, made at the beginning of each month, is equal to the Accumulated Value at that time multiplied by 1/12th of the following applicable annual percentage rates: One Year Stepped-Up Death Benefit rider - 0.15%; Accidental Death Benefit rider - 0.10%. See "Optional One Year Stepped-Up Death Benefit Rider" and "Optional Accidental Death Benefit Rider" under "The Accumulation Period."


VARIATIONS IN CHARGES

     In the future, the Company may allow a reduction in or the elimination of the CDSL, the charge for the Nursing Home Waiver of CDSL rider, the charge for expense risks, the administrative services charge, or the annual Contract Fee, or the charge for the One Year Stepped-Up Death Benefit rider or

Accidental Death Benefit rider, under Contracts sold to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such Contracts and the benefits offered, or the costs associated with administering or maintaining the Contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by the Company based upon factors such as the following: (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

     The Company will make any reduction in charges or fees according to its own rules in effect at the time an application for a Contract is approved. The Company reserves the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.


PREMIUM OR SIMILAR TAXES

     Several states and local governments impose a premium or similar tax on annuities. Currently, such taxes range up to 5% of the Accumulated Value applied to an Annuity Option. Ordinarily, any state-imposed premium or similar tax will be deducted from the Accumulated Value only at the time of annuitization.

     For Contracts issued in South Dakota the Company pays a tax on each premium payment at the time it is made. The Company will deduct a charge for these taxes from the Accumulated Value at the time of annuitization, death, surrender, or withdrawal. Such a charge is equal to the applicable premium tax percentage times the amount of Accumulated Value that is applied to an Annuity Option, surrendered, withdrawn, or at death. The net economic effect of this procedure is not significantly different than if the Company deducted the premium tax from each premium payment when received.



                       ________________________________


     The charges described above (exclusive of taxes) and the Contracts' annuity purchase rates will apply for the duration of each Contract and, except as noted above, will not be increased by the Company. However, these charges do not include all of the expenses which may be incurred for the account of Owners and Annuitants. Additional charges will be made directly to the Separate Account for taxes, if any, based on the income of, capital gains of, assets in, or the existence of, the Separate Account and interest on funds borrowed. In addition, the Company reserves the right to deduct premium taxes from premiums when paid. Moreover, the Separate Account purchases and redeems shares of the Trust at net asset value, a value which reflects the deduction from the assets of the Trust of the applicable investment management fees and of certain operating expenses listed under "Synopsis of Expense Information."

                                 THE CONTRACTS

     The descriptions herein are based on certain provisions of the Contracts. Reference should be made to the actual Contracts and to the terms and limitations of any tax qualified plan which is to be funded by such Contracts. Tax qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted thereby.


PURCHASE OF CONTRACTS

     Authorized representatives of the broker-dealer or financial institution participating in the distribution of the Contracts will assist in the completion of the application or the placing of an order for a Contract and will be responsible for its transmittal, together with the necessary premium payment, to the Company's Servicing Agent, JHISC. If the application or order is complete and the Contract applied for is suitable, the Contract will be issued and delivered to the Owner. If the completed application or order is received in proper form, the initial premium payment accompanying the completed application is applied within two business days after receipt. If an initial premium payment is not applied within five business days after receipt, it will be refunded unless the applicant consents to the retention of the premium payment until receipt of information necessary to allow the issuance of the Contract. Purchase payments after the initial purchase payment will be applied at the value next determined following receipt in good order.

     Each premium payment must be at least $500 in amount. The total premium payments in any Contract Year may not exceed $1,000,000. The maximum dollar amount of transfers and payments to any one Subaccount in a Contract Year is $1,000,000. While the Annuitant is living and the Contract is in force, premium payments may be made at any time before the Date of Maturity, except that no new premium payments may be made after the Annuitant reaches age 84 1/2 under Contracts funding non-qualified arrangements, or age 70 1/2 under tax qualified plans. A Contract will not be issued if the proposed Annuitant is older than age 84 1/2. The foregoing limits may be waived by the Company.

     All checks or other forms of premium payment must be made payable to John Hancock.


PREMIUM PAYMENTS BY WIRE

     The initial premium payment may be transmitted by wire order from broker-dealers and financial institutions participating in the distribution of the Contracts. Wire orders accepted by the Company will be invested in the investment options selected by the prospective Owner at the value next determined following receipt in good order. Wire orders must include information necessary to allocate the payment among the investment options selected by the prospective Owner. Wire orders not accompanied by complete information may be held for up to five business days in order to obtain the missing information. If that information is not obtained within the five business day period, JHISC will so advise the broker-dealer or financial institution involved and return the premium payment immediately to the prospective Owner, unless he or she consents to the retention of the premium payment by the Company until JHISC has received the information not provided. A Contract will, nevertheless, not be issued, until the Company receives and accepts a properly completed application. Until a signed application is received and accepted, no further premium payments or other transactions will be allowed.

     If within ten days of the receipt of the initial premium payment by wire a completed application is not received or an incomplete application received cannot be completed, the initial premium payment will be returned to the prospective Owner.

     After a Contract has been issued, subsequent premium payments may be transmitted by wire through the Owner's bank. Information as to the name of the Company's bank, our account number and the ABA routing number may be obtained by calling JHISC at the telephone number on the cover page of this prospectus. The wire order must identify the Subaccounts and Guarantee Periods to which the premium payment is to be allocated, and the dollar amount to be allocated to each Subaccount and Guarantee Period. Banks may charge a fee for wire services.


                            THE ACCUMULATION PERIOD

ALLOCATION OF PREMIUM PAYMENTS

     Premium payments are allocated by the Company to one or more of the Subaccounts or Guarantee Periods, or among the Subaccounts and Guarantee Periods, as specified by the Owner at the time of purchasing the Contract, and as directed by the Owner from time to time thereafter. Any change in the allocations will be effective as to premium payments made after the receipt by JHISC of notice in form satisfactory to the Company.

     Each premium payment allocated to a Subaccount purchases Accumulation Units of that Subaccount at the value of such units next determined after the receipt of such premium payment at JHISC. See "Variable Account Valuation Procedures."

     Currently, premium payments may be allocated to a maximum of 18 Subaccounts and Guarantee Periods.


VALUE OF ACCUMULATION UNITS

     The number of Accumulation Units of a Subaccount purchased with a specific premium payment will be determined by dividing the premium payment by the value of an Accumulation Unit in that Subaccount when the premium payment is applied. The value of the Accumulation Units so purchased will vary in amount thereafter, depending upon the investment performance of the Subaccount and the charges and deductions made against the Subaccount. At any date prior to the Date of Maturity, the total value of the Accumulation Units in a Subaccount which have been credited to a Contract can be computed by multiplying the number of such Accumulation Units by the appropriate Accumulation Unit Value in effect for such date.


DETERMINATION OF MVA FIXED ACCOUNT VALUE

     A Contract's MVA Fixed Account Value is guaranteed by the Company. The Company bears the investment risk with respect to amounts allocated to the MVA Fixed Account, except that (a) the Company may vary the Guaranteed Rate for future Guarantee Periods (subject to the 3% effective annual minimum guaranteed rate applicable to all Contracts issued on an individual basis and to Contracts issued on a group basis where required under state law) and (b) the Market Value Adjustment imposes investment risks on the Owner.

     The Contract's MVA Fixed Account Value is the sum of the MVA Fixed Account Values in each Guarantee Period on any date. The MVA Fixed Account Value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Rate:

     . The amount of premium payments or transferred amounts allocated to the Guarantee Period, including the amount of any positive Market Value Adjustment; less

     . The amount of any withdrawals, including any CDSLs, or transfers out of the Guarantee Period; less

     . The amount of any charges and fees deducted from that Guarantee Period; less

     .  The amount of any negative Market Value Adjustment.

TRANSFERS AMONG SUBACCOUNTS AND GUARANTEE PERIODS

     Not more than 12 times in each Contract Year the Owner may (a) transfer all or any part of the Accumulation Units credited under a Contract from one Subaccount to another Subaccount, or into a Guarantee Period or (b) transfer all or any part of the dollar amount in one Guarantee Period to another Guarantee Period, or to a Subaccount. However, transfers may not be made within 30 days of the Date of Maturity, and transfers from one Subaccount or Guarantee Period to another may not exceed $1,000,000 in value in any Contract Year. A transfer pursuant to the dollar cost averaging feature discussed below does not count toward the limitation of 12 transfers per Contract Year.

     Transfers involving the Subaccounts will result in the redemption and/or purchase of Accumulation Units on the basis of the respective unit values next determined after receipt of notice satisfactory to the Company at JHISC. Transfers from a Guarantee Period before its expiration date are subject to a Market Value Adjustment. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

     An Owner may request a transfer in writing or, if a telephone transfer authorization is in effect, by telephoning 800-824-0335. The Owner may send a written request to JHISC at P.O. Box 9298, Boston, Massachusetts 02205-9298. Any written request should include the Owner's name, daytime telephone number, and Contract number, and identify the Subaccounts or Guarantee Periods from which and to which transfers are to be made. Transfers will be effective on the date of receipt at our Servicing Office, JHISC, of a request in form satisfactory to us. The Company reserves the right to modify, suspend, or terminate telephone transfers at any time without notice to the Owners.

     An Owner who authorizes telephone transfers will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transfer instructions which the Company and/or JHISC reasonably believes to be genuine, unless such loss, expense or cost is the result of the Company's and/or JHISC's mistake or negligence. The Company and JHISC employ procedures which provide safeguards against the execution of unauthorized transfers, and which are reasonably designed to confirm that transfer instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner.


DOLLAR COST AVERAGING

     The Owner may elect to have automatically transferred on a monthly, quarterly, semi-annual or annual basis, at no cost, Accumulation Units credited to the Money Market Subaccount into one or more of the other Subaccounts. The minimum amount of each transfer is $250. To begin the program, the Accumulated Value must be at least $15,000. The program continues until it is discontinued by the Owner, or the full liquidation of the Money Market Subaccount. Changes in your dollar cost averaging instructions may be made by telephone or in writing provided the telephone authorization option has been elected by the Owner. The Company reserves the right to terminate the dollar cost averaging program at any time. Automatic transfers into the Guarantee Periods are not permitted.

SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS

     Prior to the Date of Maturity, if the Annuitant is living, a Contract may be surrendered for a cash payment of its Surrender Value, or a partial withdrawal of the Accumulated Value may be made. The Surrender Value of a Contract is the Accumulated Value, after any Market Value Adjustment, less any applicable charges, including any CDSL. Accumulation Units will be redeemed at their value next determined after the receipt by JHISC of notice of surrender or partial withdrawal in form satisfactory to the Company. The amount of MVA Fixed Account Value will be determined on the date of receipt by JHISC of such notice. The value of any

Accumulation Units redeemed may be more or less than the premium payments applied under the Contract, depending upon the value of the Trust's shares held in a Subaccount at the time. Additionally, the Surrender Value of the MVA Fixed Account, as adjusted by any applicable Market Value Adjustment, may be more or less than the MVA Fixed Account Value. See "Market Value Adjustment" under "The MVA Fixed Account" above. The resulting cash payment upon a surrender will be reduced by any applicable CDSL and any unpaid Contract Fees or other charges.

     Unless directed otherwise by the Owner, that portion of the Accumulated Value of the Contract redeemed in a partial withdrawal will be redeemed in each Subaccount and each Guarantee Period in the same proportion as the Accumulated Value of the Contract is then allocated among the Subaccounts and the Guarantee Periods. The Company will redeem Accumulation Units and/or withdraw dollar amounts from the MVA Fixed Account so that the total amount of a partial withdrawal (after any Market Value Adjustment) equals the dollar amount of the partial withdrawal request. Any applicable CDSL will be determined after any Market Value Adjustment and will reduce the remaining Accumulated Value in the Separate Account and MVA Fixed Account, as the case may be. The CDSL, if any, will not reduce the partial withdrawal payment made to the owner so long as the Accumulated Value is sufficient to cover the CDSL.

     Payments of Surrender Value, in a single sum, and partial withdrawal payments, ordinarily will be made within seven days after receipt of the above notice by JHISC. As described under "Miscellaneous Provisions-Deferment of Payment," however, redemptions and payments may be delayed under certain circumstances. See "Federal Income Taxes" for possible adverse tax consequences of certain surrenders and partial withdrawals.

     Any request for a surrender or partial withdrawal should be mailed to JHISC, P. O. Box 9298, Boston, MA 02205-9298.

     Without our approval, a partial withdrawal is not permitted for an amount less than $100, nor may a partial withdrawal be made if the total remaining Accumulated Value would be less than $1,000. If the CDSL Free Withdrawal Value is at any time less than $100, then that amount must be withdrawn in full, in a single withdrawal, before any further partial withdrawal is made. The Contract may be terminated by the Company if the Accumulated Value of the Contract at any time becomes zero.


SYSTEMATIC WITHDRAWAL

     An optional systematic withdrawal plan enables the Owner to pre-authorize periodic withdrawals. Owners electing the plan instruct the Company to withdraw a percentage or a level dollar amount from the Contract on a monthly, quarterly, semi-annual, or annual basis. The amount withdrawn will result in the cancellation of Accumulation Units from each applicable Subaccount in the Separate Account, and the deduction of dollar amounts from each applicable Guarantee Period in the MVA Fixed Account, in the ratio that the value of each bears to the total Accumulated Value. Currently, systematic withdrawal is available to Owners who have an Accumulated Value of $15,000 or more. The Company reserves the right to modify the eligibility rules or other terms and conditions of this program at any time, without notice. Systematic withdrawals in any Contract Year in excess of 10% of the Accumulated Value as of the beginning of the Contract Year may be subject to a CDSL. The minimum systematic withdrawal is $100. In the event that the modal amount of the withdrawal drops below $100 or the Accumulated Value becomes less than $5,000, the plan will be suspended by the Company and the Owner will be notified. The systematic withdrawal will terminate upon cancellation by the Owner.

     Systematic withdrawals are subject to the CDSL and Market Value Adjustment described above. There may be tax consequences associated with the systematic withdrawal plan. See "Federal Income Taxes."

STANDARD DEATH BENEFIT

     If the Annuitant dies before the Date of Maturity, a standard death benefit is payable. The death benefit will be the greater of (a) the Accumulated Value, adjusted by any Market Value Adjustment, next determined following receipt by JHISC of due proof of death together with any required instructions as to method of settlement, and (b) the aggregate amount of the premium payments made under the Contract, less any partial withdrawals and CDSLs.

     Payment of the death benefit will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement has been elected by the Owner. If an optional method of settlement has not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election. Payment will be made in a single sum in any event if the death benefit is less than $5000. See "Annuity Options" under "The Annuity Period." If there is no surviving beneficiary, the Owner, or his or her estate is the beneficiary.

OPTIONAL ONE YEAR STEPPED-UP DEATH BENEFIT

     The Owner may elect a one year stepped-up death benefit rider that is designed to enhance the standard death benefit payable to the beneficiary. Under this rider, upon the death of the Annuitant before the Date of Maturity, the benefit payable will be the greater of (a) the standard death benefit, and (b) the highest Accumulated Value, adjusted by any Market Value Adjustment, of the Contract as of any Contract anniversary preceding the date of receipt of due proof of death together with any required settlement instructions and preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus any premium payments, less any withdrawals and CDSLs, since such Contract anniversary. The rider is elected at the time a Contract is applied for. Reference should be made to the rider for a complete description of its terms, conditions and benefits.
A monthly charge is made for this benefit, so long as the rider is in effect. See "Charges Under the Contracts." This one year stepped-up death benefit is not available for applicants over age 79.

OPTIONAL ACCIDENTAL DEATH BENEFIT

     Subject to state availability, at the option of the Owner, an accidental death benefit may be elected at the time the Contract is applied for. Under this rider, upon the accidental death of the Annuitant prior to the earlier of the Date of Maturity or the Annuitant's 80th birthday, the beneficiary will receive, in addition to any other death benefit, an amount equal to the Accumulated Value of the Contract, as of the date of the accident, upon receipt of due proof of the Annuitant's death together with any required instructions as to method of settlement, up to a maximum of $200,000. This benefit is not available to applicants over age 79. Reference should be made to the rider for a complete description of its terms, conditions and benefits. A monthly charge is made for this rider as described under "Charges Under the Contracts."

PAYMENT OF DEATH BENEFITS

     The Code requires certain distribution provisions to be included in any Contract used to fund other than a tax qualified plan. See "Federal Income Taxes." Failure to include the required distribution provisions results in the Contract not being treated as an annuity for Federal tax purposes. The Code imposes comparable distribution requirements for Contracts used to fund tax qualified plans. These required provisions for tax qualified plans will be reflected by means of separate disclosures and endorsements furnished to Owners.

     The Code distribution requirements are expected to present few practical problems when the Annuitant and Owner are the same person. Nevertheless, all Owners of Contracts not used to fund a tax qualified plan and IRA Contract Owners should be aware that the following distribution requirements are applicable notwithstanding any provision to the contrary in the Contract (or in this prospectus) relating to payment of the death benefit or death of the Annuitant.

     If the Owner dies before annuity payments have begun: (a) if the beneficiary is the surviving spouse of the

Owner, the beneficiary may continue the Contract in force as Owner; or (b) if the beneficiary is not the surviving spouse of the Owner, or if the beneficiary is the surviving spouse of the Owner but does not choose to continue the Contract, the entire interest in the Contract on the date of death of the Owner must be: (i) paid out in full within five years of the Owner's death, or (ii) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of the Owner's death. If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect.

     The Code imposes comparable distribution requirements on tax qualified plans.

     If the Owner is not the Annuitant, "the entire interest in the Contract on the date of death of the Owner" is equal to the Surrender Value if paid out in full within five years of the Owner's death, or is equal to the Accumulated Value if applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of the Owner's death. Note that "the entire interest in the Contract on the date of death of the Owner" which is payable if the Owner dies before annuity payments have begun may be an amount less than the death benefit which would have been payable if the Annuitant had died instead.

     Notice should be furnished promptly to JHISC upon the death of the Owner.


                              THE ANNUITY PERIOD

     During the annuity period, the total value of a Contract may be allocated among no more than four "Accounts." For this purpose, all Guarantee Periods comprising the MVA Fixed Account are counted as one Account; each of the Subaccounts is counted as one Account. Amounts allocated to the MVA Fixed Account will provide annuity payments on a fixed basis; amounts allocated to the Subaccounts will provide annuity payments on a variable basis. If more than four Accounts are being used on the Date of Maturity, the Company will divide the total Accumulated Value proportionately among the four Accounts with the largest Accumulated Values.

     Any Accumulated Value in the MVA Fixed Account at the Date of Maturity will be subject to any positive or negative Market Value Adjustment that is applicable at that time, before such amount is applied to provide annuity payments.

     Annuity payments will begin on the Date of Maturity if the Annuitant is then living and the Contract has been in force for at least six months. Each Contract will provide at the time of its issuance for a Life Annuity with Ten Years Certain. Under this form of annuity, annuity payments are made monthly to the Annuitant for life and, if the Annuitant dies within ten years after the Date of Maturity, the payments remaining in the ten-year period will be made to the contingent payee, subject to the terms of any supplementary agreement issued. A different form of annuity may be elected by the Owner, as described in "Annuity Options," below, prior to the Date of Maturity. However, the minimum Accumulated Value that may be applied to an annuity form, other than a Life Annuity with Ten Years Certain, is $5,000. Once a given form of annuity takes effect, it may not be changed.

     If the initial monthly annuity payment under a Contract would be less than $50, the Company may make a single sum payment equal to the total Surrender Value of the Contract on the date the initial payment would be payable, in place of all other benefits.

     Each Contract specifies a Provisional Date of Maturity at the time of its issuance, which may be no earlier than six months after the date the first payment is applied to the Contract. The Owner may subsequently elect a different Date of Maturity, however. Unless otherwise permitted by the Company, such subsequent date may be any earlier date provided it is no earlier than six months after the date the first payment is applied to the Contract, nor later than the maximum age specified in the Contract, generally age 85. The election is made by written notice received by JHISC before the Provisional Date of Maturity and at least 31 days prior to the Date of Maturity. If a Date of Maturity different from the Provisional Date of Maturity is not elected by the Owner, the Provisional Date of Maturity shall be the Date of Maturity of the Contract. Particular care should be taken in electing the Date of Maturity for Contracts issued under tax qualified plans. See "Federal Income Taxes."



VARIABLE MONTHLY ANNUITY PAYMENTS

     Variable monthly annuity payments under a Contract are determined by converting each Subaccount's Accumulation Units credited to the Contract (less any applicable premium tax) into the respective Annuity Units of each applicable Subaccount on the Date of Maturity or some other date elected for commencement of variable annuity payments.

     The amount of each variable annuity payment after the first payment will depend on the investment performance of the Subaccounts being used. If the actual net investment return (after deducting all charges) of a Subaccount during the period between the dates for determining two monthly payments based on that Subaccount exceeds the "assumed investment rate" (explained below), the latter monthly payment will be larger than the former. On the other hand, if the actual net investment return is less than the assumed investment rate, the latter monthly payment will be smaller than the former.


 Assumed Investment Rate

     The assumed investment rate for the variable annuity portion of the Contracts will be 3 1/2% per year except as provided below. The assumed investment rate is significant in determining the amount of the initial variable monthly annuity payment and the amount by which subsequent variable monthly payments are more or less than the initial variable monthly payment.

     Where applicable state law so provides, an Owner may elect a Variable Annuity Option with assumed investment rates of 5% or 6%, if such a rate is available in the Owner's state. Election of a higher assumed investment rate produces a larger initial annuity payment but also means that eventually the monthly annuity payments would be smaller than if a lower assumed investment rate had been elected.


 Calculation of Annuity Units

     Accumulation Units are converted into Annuity Units by first multiplying the number of each Subaccount's Accumulation Units credited to the Contract on the date of conversion by the appropriate Accumulation Unit Value as of ten calendar days prior to the date the initial variable monthly annuity payment is due. For each Subaccount the resulting value (less any applicable premium tax) is then multiplied by the applicable annuity purchase rate, which reflects the age and, possibly, sex of the Annuitant and the assumed investment rate, specified in the Contract. This computation determines the amount of each Subaccount's initial monthly variable annuity payment to the Annuitant. The number of each Subaccount's Annuity Units to be credited to the Contract is then determined by dividing the amount of each Subaccount's initial variable monthly annuity payment by each Subaccount's Annuity Unit Value as of ten calendar days prior to the date the initial payment is due.

FIXED MONTHLY ANNUITY PAYMENTS

     The dollar amount of each fixed monthly annuity payment, specified during the entire period of annuity payments according to the provisions of the annuity form selected, will be determined by dividing the amount applied under the Fixed Annuity Option (net of any applicable premium taxes) by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Contract; or (b) the factor currently offered by the Company at the time of annuitization. This current factor may be based on the sex of the payee unless prohibited by law.



ANNUITY OPTIONS

     The Owner may elect an Annuity Option during the lifetime of the Annuitant by written notice received by JHISC prior to the Date of Maturity of the Contract. If no option is selected, Option A with Ten Years Certain will be used. A beneficiary entitled to payment of a death benefit in a single sum may, if no election has been made by the Owner prior to the Annuitant's death, elect an Annuity Option by written notice received by JHISC prior to the date the proceeds become payable. No option may be elected, other than the Life Annuity with Ten Years Certain, if the Accumulated Value to be applied is less than $5000, in which case we will make a payment equal to the total Surrender Value on the date the initial payment would be payable in place of all other benefits. Among the options available are the following Annuity Options.

 Option A: Life Annuity with Payments for a Guaranteed Period

     Monthly payments will be made for a guaranteed period of 5, 10 or 20 years as selected by the Owner or Beneficiary and thereafter for as long as the payee lives, with the guarantee that if the payee dies prior to the end of the guaranteed period selected, payments will continue for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplementary agreement issued.

 Option B: Life Annuity Without Further Payment on Death of Payee

     Monthly payments will be made to the payee as long as he or she lives. No minimum number of payments is guaranteed.

 Option C: Joint and Last Survivor

     Payments will be provided monthly, quarterly, semi-annually or annually for your life and the life of your spouse/joint payee. Upon the death of one payee, payments will continue to the surviving payee and stop upon the death of the surviving payee.

 Option D: Joint and 1/2 Survivor
           Joint and 2/3 Survivor

     Payments will be provided monthly, quarterly, semi-annually or annually for your life and the life of your spouse/joint payee. Upon the death of one payee, payments (reduced to 1/2 or 2/3 the full payment amount) will continue to the surviving payee. Payments stop upon the death of the surviving payee.

 Option E: Life Income With Cash Refund

     Payments will be provided monthly, quarterly, semi-annually or annually for your life. Upon your death, your contingent payee will receive a lump-sum payment, if the total payments to you were less than your accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

 Option F: Income for a Fixed Period

     Payments will be provided monthly, quarterly, semi-annually or annually for a pre-determined period of time to a maximum of 30 years. If you die before the end of the fixed period, payments will continue to your contingent payee until the end of the period.

 Option G: Income of a Specific Amount

     Payments will be provided for a specific amount. Payments stop only when the premium deposit applied and earnings have been completely paid out. If you die before all payments are made, payments continue to your contingent payee until the end of the contract.

                             ---------------------

     Fixed and variable annuity payments are available with Annuity Options
A, B, C and D. Only fixed annuity payments are available with Annuity Options E, F, and G. With respect to Options F and G, payments must continue for 10 years unless the Contract has been in force for 5 years or more.

     The Option A life annuity with five years guaranteed and Option B life annuity without further payment on the death of payee are not available if the Annuitant is more than 85 years of age on the Date of Maturity.


TRANSFERS

     The procedures for and terms and conditions of transfers by an Annuitant among Subaccounts during the annuity period are the same as for transfers by Owners among Subaccounts during the Accumulation Period. See "Accumulation Period --Transfers Among Subaccounts and Guarantee Periods." Such transactions involve the redemption and purchase of Annuity Units in the same manner that transfers during the Accumulation Period involve the redemption and purchase of Accumulation Units. No transfers to or from a Fixed Annuity Option are permitted.

OTHER CONDITIONS

     The Company reserves the right at its sole discretion to make available to Owners and other payees optional methods of payment in addition to the Annuity Options described in this prospectus and the applicable Contract.

     Federal income tax requirements currently applicable to H.R. 10 and individual retirement annuity plans provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

     If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect. The Code imposes a comparable distribution requirement for Contracts used to fund tax qualified plans.


                     VARIABLE ACCOUNT VALUATION PROCEDURES

VALUATION DATE. A Valuation Date is any date on which the New York Stock Exchange is open for trading. On any date other than a Valuation Date, the Accumulation Unit Value or Annuity Unit Value will be the same as that on the next following Valuation Date.

VALUATION PERIOD. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

ACCUMULATION UNIT VALUE. The Accumulation Unit Value is calculated separately for each Subaccount. The value of one Accumulation Unit on any Valuation Date is determined for each Subaccount by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

ANNUITY UNIT VALUE. The Annuity Unit Value is calculated separately for each Subaccount. The value of one Annuity Unit on any Valuation Date is determined for each Subaccount by first multiplying the immediately preceding Annuity Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such date and then multiplying this product by an adjustment factor which will neutralize the assumed investment rate used in determining the amounts of annuity payable. The adjustment factor for a Valuation Period of one day for Contracts with an assumed investment rate of 3 1/2% per year is 0.999905754. The assumed investment rate is neutralized by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the Subaccount exceeds 3 1/2% per year and will decrease only if it is less than 3 1/2% per year.

NET INVESTMENT FACTOR. The Net Investment Factor for each Subaccount for any Valuation Period is equal to 1 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1.
The net investment rate for each Subaccount for any Valuation Period is equal to
(a) the accrued investment income and capital gains and losses, whether realized or unrealized, of the Subaccount for such Valuation Period less (b) the sum of a deduction for any applicable income taxes and, for each calendar day in the Valuation Period, a deduction of 0.003425% or 0.002740% (depending on whether the total asset-based charge for mortality and expense risks and for administration is 1.25% or 1.00%, respectively, on an annual basis) of the value of the Subaccount at the beginning of the Valuation Period, the result then being divided by (c) the value of the total net assets of the Subaccount at the beginning of the Valuation Period.

ADJUSTMENT OF UNITS AND VALUES. The Company reserves the right to change the number and value of the Accumulation Units or Annuity Units or both credited to any Contract, without the consent of the Owner or any other person, provided strict equity is preserved and the change does not otherwise affect the benefits, provisions or investment return of the Contract.

                           MISCELLANEOUS PROVISIONS

RESTRICTION ON ASSIGNMENT

     In order to qualify for favorable tax treatment, certain Contracts may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person, unless the Owner is the trustee of a trust described in Section 401(a) of the Code. Because an assignment, pledge or other transfer may be a taxable event an Owner should consult a competent tax adviser before taking any such action.


DEFERMENT OF PAYMENT

     The Company may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     Payment of the value of any Accumulation Units in a single sum upon a surrender or partial withdrawal will ordinarily be made within seven days after receipt of the written request therefor by JHISC. However, redemption may be suspended and payment may be postponed at times (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal of securities in a Subaccount is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of a Subaccount or (d) when a governmental body having jurisdiction over the Separate Account by order permits such suspension. Rules and regulations of the Commission, if any are applicable, will govern as to whether conditions described in (b) or (c) exist.

     The Company may also defer payment of surrender proceeds payable out of the MVA Fixed Account for a period of up to six months.


RESERVATION OF RIGHTS

     The Company reserves the right to add or delete Subaccounts, to change the underlying investments of any Subaccount, to operate the Separate Account in any form permitted by law and to terminate the Separate Account's registration under the 1940 Act if such registration should no longer be legally required. Certain changes may, under applicable laws and regulations, require notice to or approval of Owners. Otherwise, changes do not require such notice or approval.


OWNER AND BENEFICIARY

     The Owner has the sole and absolute power to exercise all rights and privileges under the Contract, except as otherwise provided by the Contract or by written notice of the Owner. The Owner and the beneficiary are designated in the application and may be changed by the Owner, effective upon receipt of written notice at JHISC, subject to the rights of any assignee of record, any action taken prior to receipt of the notice and certain other conditions. While the Annuitant is alive, the Owner may be changed by written notice. The beneficiary may be changed by written notice no later than receipt of due proof of the death of the Annuitant. The change will take effect whether or not the Owner or the Annuitant is then alive.

                             FEDERAL INCOME TAXES

THE SEPARATE ACCOUNT, THE MVA FIXED ACCOUNT, AND THE COMPANY

     The Company is taxed as a life insurance company under the Code. The Separate Account is part of the Company's total operations and is not taxed separately as a "regulated investment company" or otherwise.

     The Contracts permit the Company to charge against the Separate Account and the MVA Fixed Account any taxes, or provisions for taxes, attributable to the operation or existence of the Contracts or the Separate Account. Currently, the Company does not anticipate making a charge for income and other taxes because of the level of such taxes. If the level of current tax is increased, or is expected to increase in the future, the Company reserves the right to make a charge in the future.

     The Company assumes no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.


CONTRACTS PURCHASED OTHER THAN TO FUND A TAX QUALIFIED PLAN

  The Owner or Other Payee

     The Contracts are considered annuity contracts under Section 72 of the Code. Currently no Federal income tax is payable on increases in Accumulated Value until payments are made to the Owner or other payee under such Contract. However, a Contract owned other than by a natural person is not generally an annuity for tax purposes and any increase in value thereunder is taxable as ordinary income as accrued.

     When payments under a Contract are made in the form of an annuity, the amount of each payment is taxed to the Owner or other payee as ordinary income to the extent that such payment exceeds an allocable portion of the Owner's "investment in the contract" (as defined in the Code). In general, an Owner's "investment in the contract" is the aggregate amount of premium payments made by him, reduced by any amounts previously distributed under the Contract that were not subject to tax. The portion of each variable annuity payment to be excluded from income is determined by dividing the "investment in the contract," adjusted by any refund feature, by the number of periodic payments anticipated during the time that periodic payments are to be made. In the case of a fixed annuity payment, the amount to be excluded in each year is determined by dividing the "investment in the contract," adjusted by any refund feature, by the amount of "expected return" during the time that periodic payments are to be made, and then multiplying by the amount of the payment." After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

     When a payment under a Contract is made in a single sum, the amount of the payment is taxed as ordinary income to the Owner or other payee to the extent it exceeds the Owner's "investment in the contract."

     For purposes of determining the amount of taxable income resulting from a partial or complete withdrawal, all Contracts and other annuity contracts issued by the Company or its affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

 Partial Withdrawals Before Date of Maturity

     When a payment under a Contract, including a payment under a systematic withdrawal plan, is less than the amount that would be paid upon the Contract's complete surrender and such payment is made prior to the commencement of annuity payments under the Contract, part or all of the payment (the partial withdrawal) may be taxed to the Owner or other payee as ordinary income.

     On the date of the partial withdrawal, if the cash value of the Contract is greater than the investment in the Contract, any part of such excess value so withdrawn is subject to tax as ordinary income.

     If an individual assigns or pledges any part of the value of a Contract, the value so pledged or assigned is taxed as ordinary income to the same extent as a partial withdrawal.

  Penalty for Premature Withdrawals

     In addition to being included in ordinary income, the taxable portion of any withdrawal may be subject to a 10-percent penalty tax. The penalty tax does not apply to payments made to the Owner or other payee after the Owner attains age 59 1/2, or on account of the Owner's death or disability. If the withdrawal is made in substantially equal periodic payments over the life of the Annuitant or other payee or over the joint lives of the Annuitant and the Annuitant's beneficiary the penalty will also not apply.


DIVERSIFICATION REQUIREMENTS

     Each of the Funds of the Trust intends to qualify as a regulated investment company under Subchapter M of the Code and will have to meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. The Treasury Department and the Internal Revenue Service may, at some future time, issue a ruling or a regulation presenting situations in which it will deem "investor control" to be present over the assets of the Funds of the Trust, causing the Owner to be taxed currently on income credited to the Contracts. In such a case, the Company reserves the right to amend the Contract or the choice of investment options to avoid current taxation to the Owners.


CONTRACTS PURCHASED TO FUND A TAX QUALIFIED PLAN

  Withholding on Eligible Rollover Distributions

     Recent legislation requires 20% withholding on certain distributions from tax qualified plans. An Owner wishing to rollover his entire distribution should have it paid directly to the successor plan. Otherwise, the Owner's distribution will be reduced by the 20% mandatory income tax. Consult a qualified tax adviser before taking such a distribution.


  Contracts Purchased under Individual Retirement Annuity Plans (IRA)

     The maximum amount of premium payments deductible each year with respect to an individual retirement annuity contract (as defined in Section 408 of the Code) issued on the life of an eligible purchaser is the lesser of $2,000 or 100% of compensation includible in gross income. A person may also purchase a contract for the benefit of his or her non-working spouse. Where an individual elects to deduct amounts contributed on his or her own behalf and on behalf of a spouse, the maximum amount of premium payments deductible is the lesser of $2,250 or 100% of the compensation included in the gross income of the working spouse; provided, however, not more than $2,000 can be allocated to either person's account. Taxpayers who are active participants in an employer-sponsored retirement plan are permitted to make a deductible premium payment only if their adjusted gross incomes are below certain amounts.

     No deduction is allowed for premium payments made in or after the taxable year in which the Owner has attained the age of 70 1/2 years nor is a deduction allowed for a "rollover contribution" as defined in the Code.

     When payments under a Contract are made in the form of an annuity, or in a single sum such as on surrender of the Contract or by partial withdrawal, the payment is taxed as ordinary income.

     IRS required minimum distributions must begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The Owner may incur adverse tax consequences if a distribution on surrender of the Contract or by partial withdrawal is made prior to his attaining age 59 1/2, except in the event of his death or total disability.

  Contracts Purchased under Section 403(b) Plans (TSA)

     Premium payments made by an employer which is a public school system or a tax-exempt organization described in Section 501(c)(3) of the Code under annuity purchase arrangements described in Section 403(b) of the Code are not taxable currently to the Owner, to the extent that the aggregate of such amounts does not exceed the Owner's "exclusion allowance" (as defined in the Code). In general, an Owner's "exclusion allowance" is determined by multiplying 20% of his "includible compensation" (as defined in the Code) by the number of years of his service with the employer and then subtracting from that product the aggregate amount of premium payments previously excluded from income and certain other employer payments to retirement plans in which the Owner is a participant. Additional limitations applicable to premium payments are described in Section 415 of the Code. Deferrals under all plans made at the election of the Owner generally are limited to an aggregate of $9500 annually.

     When payments under a Contract are made in the form of an annuity, such payments are taxed to the Owner or other payee under the same rules that apply to such payments under corporate plans (discussed below) except that five-year averaging and capital gain phase-out are not available.

     When payment under a Contract is made in a single sum, such as on surrender of the contract or by partial withdrawal, the taxable portion of the payment is taxed as ordinary income and the penalty for premature withdrawals may be applicable.

     Ordinarily an Owner in a Section 403(b) plan does not have any "investment in the contract" and, thus, any distribution is fully taxed as ordinary income.

     Distributions are prohibited before the Owner is age 59 1/2, except on the Owner's separation from service, death, or disability and except with respect to distributions attributable to assets held as of December 31, 1988. This prohibition does not (1) preclude transfers and exchanges to other products that qualify under Section 403(b) or (2) restrict withdrawals of certain amounts attributable to pre-January 1, 1989, premium payments.


  Contracts Purchased under Corporate Plans

     In general, premium payments made by a corporation under a qualified pension or profit-sharing plan described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code are deductible by the corporation and are not taxable currently to the employees.

     When payments under a Contract are made in the form of an annuity, the amount of each payment is taxed to the Annuitant or other payee as ordinary income except in those cases where the Annuitant has an "investment in the contract" (as defined in the Code). In general, an Annuitant's "investment in the contract" is the aggregate amount of premium payments made by him. If an Annuitant has an "investment in the contract," a portion of each annuity payment is excluded from income until the investment in the contract is recovered. The amount to be excluded in each year, in the case of a variable annuity payment, is determined by dividing the "investment in the contract," adjusted by any refund feature, by the number of periodic payments anticipated during the time that periodic payments are to be made. The calculation for fixed annuity payments is somewhat different. For fixed annuity payments, in general, prior to recovery of the "investment in the Contract," there is no tax on the amount of each payment which bears the same ratio to that payment as the "investment on the Contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

     When payment under a Contract is made in a single sum or a total distribution is made within one taxable year of the Annuitant or other payee, the amount of the payment is taxed to the Annuitant or other payee to the extent it exceeds the Annuitant's "investment in the contract." If such payment is made after the Annuitant has attained age 59 1/2, or on account of his death, retirement or other termination of employment or on account of his death after termination of employment, five year averaging and a phase-out of capital gains treatment for pre-1974 contributions may be available with respect to one distribution. Other rules may be available to taxpayers who have attained age 50 prior to January 1, 1986.

     IRS required minimum distributions must begin no later than April 1 of the year following the year in which the Annuitant attains age 70 1/2 even if the Annuitant has not retired.


  Contracts Purchased under H.R. 10 Plans (Self-Employed)

     Self-employed persons, including partnerships, may establish tax qualified pension and profit-sharing plans and annuity plans for themselves and for their employees. Generally, the maximum amount of premium payments deductible each year with respect to variable annuity contracts issued on the life of self-employed persons under such plans is $30,000 or 25% of "earned income" (as defined in the Code), whichever is less. Self-employed persons must also make premium payments for their employees (who have met certain eligibility requirements) at least at the same rate as they do for themselves. In general, such premium payments are deductible in full and are not taxable currently to such employees.

     Tax qualified plans may permit self-employed persons and their employees to make additional premium payments themselves (which are not deductible) of up to 10% of earned income or compensation.

     When payments under a Contract are made in the form of an annuity, such payments are taxed to the Annuitant or other payee under the same rules that apply to such payments under corporate plans (discussed earlier).

     The tax treatment of single sum payments is also the same as under corporate plans except that five year averaging may be unavailable to a self-employed Annuitant on termination of service for reasons other than disability.

     The same rules that apply to commencement of annuity payments under corporate plans apply to H.R. 10 plans.


  Contracts Purchased By Top-Heavy Plans

     Certain corporate and H.R. 10 plans may be characterized under Section 416 of the Code as "top-heavy plans" if a significant portion of the plan assets is held for the benefit of the "key employees" (as defined in the Code). Care must be taken to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

WITHHOLDING OF TAXES

     The Company is obligated to withhold taxes from certain payments unless the recipient elects otherwise. The withholding rate varies depending upon the nature and the amount of the distribution. The Company will notify the Owner or other payee of his or her right to elect out of withholding and furnish a form on which the election may be made. Any election must be received by JHISC in advance of the payment in order to avoid withholding.


SEE YOUR OWN TAX ADVISER

     The above description of Federal income tax consequences of owning a Contract and of the different kinds of tax qualified plans which may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of tax qualified plans are extremely complex and often difficult to understand. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. For example, premature withdrawals are generally subject to a 10-percent penalty tax. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information a prospective purchaser should consult a qualified tax adviser.

                         SEPARATE ACCOUNT PERFORMANCE

     The Subaccounts may include total return in advertisements. When a Subaccount advertises its total return, it will usually be calculated for one year, five years, and ten years or for the life of the applicable Fund. Total return is the percentage change between the value of a hypothetical investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the deduction of any CDSL which would be payable if the Contract Owner surrendered the Contract at the end of the period indicated. Total return at the Separate Account level will reflect the CDSL, mortality and expense risk charges, administrative charge, and the annual Contract Fee. The total return figures will not reflect any premium tax charge or any charges for optional benefits, including the Nursing Home Waiver of CDSL, One Year Stepped-Up Death Benefit and Accidental Death Benefit riders. The total return for the Separate Account will be lower than total return at the Trust level where comparable charges are not deducted.

     The Subaccounts may also advertise total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be the same as the standard format except that it will not reflect any CDSL.

     The Money Market Subaccount may advertise "current yield" and "effective yield." Current yield refers to the income earned by the Subaccount over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in the Subaccount and thus compounded in the course of a 52-week period. The effective yield will be slightly higher than the current yield because of this compounding effect of the assumed reinvestment.

     The other Subaccounts may also advertise current yield. For these Subaccounts, the current yield will be calculated by dividing the annualization of the income earned by the Subaccount during a recent thirty-day period by the maximum offering price per unit at the end of such period. In all cases, current yield and effective yield will reflect the recurring charges at the Separate Account level including the annual Contract Fee, but will not reflect any premium tax charge, any CDSL, or any charges for optional benefit riders.

     Performance information for the Subaccounts may be compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service which monitors and ranks the performance of investment companies. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices. Performance rankings and ratings updated periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. Performance figures are calculated in accordance with standardized methods established by each reporting service.


                                    REPORTS

     The Company intends to deliver to Owners of outstanding Contracts annual account statements and such other periodic reports as may be required by law.


                               VOTING PRIVILEGES

     All of the assets in the Subaccounts of the Separate Account are invested in shares of the corresponding Funds of the Trust. The Company will vote the shares of each Fund which are deemed attributable to the Contracts at meetings of the Trust's shareholders in accordance with instructions received from Owners of the Contracts. Units of the Trust held in the Separate Account which are not attributable to the Contracts and those for which instructions from owners are not received will be represented by the Company at the meeting and will be voted for and against each matter in the same proportion as the votes based upon the instructions received from the owners of all annuity contracts funded through the Separate Account's corresponding variable Subaccounts.

     The number of shares of a Fund held in each Subaccount deemed attributable to each Owner is determined by dividing a Contract's Accumulation Unit Value (or for a Contract under which annuity payments have commenced, the equivalent) in the Subaccount by the net asset value of one share in the corresponding Fund in which the assets of that Subaccount are invested. Fractional votes will be counted. The number of shares as to which the Owner may give instructions will be determined as of the record date for the Trust's meeting.

     Owners of Contracts may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of the Trust investment management agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by the Company in order that voting instructions may be given.


                CHANGES IN APPLICABLE LAW-FUNDING AND OTHERWISE

     The voting privileges described in this prospectus are afforded based on the Company's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, the Company reserves the right to proceed in accordance with any such revised requirements. The Company also reserves the right, subject to compliance with applicable law, including approval of Owners if so required, to transfer assets determined by the Company to be associated with the class of contracts to which the Contracts belong from the Account to another separate account or Subaccount by withdrawing the same percentage of each investment in the Separate Account with appropriate adjustments to avoid odd lots and fractions.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account or the Company is a party other than routine litigation which the Company believes is not relevant or material to the Contracts being offered.


                         DISTRIBUTION OF THE CONTRACTS

     JHFI is registered as a broker-dealer under the Securities Exchange
Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the Contracts. The Contracts may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI [and the Company], and whose representatives are authorized by applicable law to sell annuity products. The compensation paid to such broker-dealers and financial institutions is not expected to exceed 5.5% of premium payments. The offering of the Contracts is intended to be continuous, but neither the Company nor JHFI is obligated to sell any particular amount of Contracts.



                            REGISTRATION STATEMENT

     This Prospectus omits certain information contained in the Registration Statement which has been filed with the Securities and Exchange Commission. More details may be attained from the Commission upon payment of the prescribed fee.

                       EXPERTS AND FINANCIAL STATEMENTS

     The annual financial statements of the John Hancock Mutual Life Insurance Company at December 31, 1995 and 1994, appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

     There are no financial statements for the Separate Account, as the Separate Account has not yet commenced operations and has no assets or liabilities.

                        TABLE OF CONTENTS OF STATEMENT
                           OF ADDITIONAL INFORMATION

                                                                 CROSS REFERENCE TO
                                                       PAGE      PAGE IN PROSPECTUS
                                                       ----      ------------------
The Separate Account ...............................    2        15
Services Agreement .................................    2        NA
Calculation of Performance Data ....................    2        39
Calculation of Annuity Payments ....................    3        29
Financial Statements ...............................    6        42

APPENDIX A - SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

         1 + g       n/12
     ( ------------ )     - 1
      1 + c + .005
Sample Calculation 1:  Positive Adjustment

  Premium Payment                  $10,000
  Guarantee Period                 7 years
  Time of withdrawal or transfer   beginning of 3rd year of Guarantee Period
  Amount withdrawn or transferred  $11,664
  Guaranteed Rate (g)              8%
  Guaranteed Rate for
    new 5 year guarantee (c)       7%
  Remaining Guarantee Period (n)   60 months
  Maximum positive adjustment:
                          2       2
          $10,000 x ( 1.08  - 1.03 )  = $1,055
          i.e., the maximum withdrawal adjusted for Market Value Adjustment is $12,719 ( 11,664 + 1,055 )
  Market Value Adjustment:
                       1 + .08         60/12
         $11,664 x [ ( ---------------)      - 1 ] = $273.79
                       1 + .07 + .005

  Amount withdrawn or transferred (adjusted for Market Value Adjustment):
          $11,664 + $273.79 = $11,937.79

Sample Calculation 2:  Negative Adjustment

  Premium Payment                  $10,000
  Guarantee Period                 7 years
  Time of withdrawal or transfer   beginning of 3rd year of Guarantee Period
  Amount withdrawn or transferred  $11,664
  Guaranteed Rate (g)              8%
  Guaranteed Rate for
    new 5 year guarantee (c)       9%
  Remaining Guarantee Period (n)   60 months
  Maximum negative adjustment:
                          2       2
          $10,000 x ( 1.08  - 1.03  ) = $1,055
          i.e., the minimum withdrawal adjusted for Market Value Adjustment is $10,609 ( 11,664 - 1,055 )
  Market Value Adjustment:
                       1 + .08         60/12
         $11,664 x [ ( -------------- )      - 1 ] = $-777.31
                       1 + .09 + .005

  Amount withdrawn or transferred (adjusted for Market Value Adjustment):
          $11,664 - $777.31 = $10,886.69

Sample Calculation 3:  Positive Adjustment Limited by Amount of Excess Interest

  Premium Payment                  $10,000
  Guarantee Period                 7 years
  Time of withdrawal or transfer   beginning of 3rd year of Guarantee Period
  Amount withdrawn or transferred  $11,664
  Guaranteed Rate (g)              8%
  Guaranteed Rate for
     new 5 year guarantee (c)      5%
  Remaining Guarantee Period (n)   60 months
  Amount of Excess Interest:
                          2      2
          $10,000 x ( 1.08 - 1.03 ) = $1,055
          i.e., the maximum withdrawal adjusted for Market Value Adjustment is $12,719 ( 11,664 + 1,055 )
  Market Value Adjustment:
                       1 + .08         60/12
          $11,664 x [(----------------)     - 1] = $1,449.06
                       1 + .05 + .005
          Since the Market Value Adjustment exceeds the amount of excess interest of $1,055, the actual Market Value Adjustment is $1,055.

  Amount withdrawn or transferred (adjusted for Market Value Adjustment):
          $11,664 + $1,055 = $12,719

Sample Calculation 4:  Negative Adjustment Limited by Amount of Excess Interest

  Premium Payment                  $10,000
  Guarantee Period                 7 years
  Time of withdrawal or transfer   beginning of 3rd year of Guarantee Period
  Amount withdrawn or transferred  $11,664
  Guaranteed Rate (g)              8%
  Guaranteed Rate for
     new 5 year guarantee (c)      10%
  Remaining Guarantee Period (n)   60 months
  Amount of Excess Interest:
                          2      2
          $10,000 x ( 1.08 - 1.03 ) = $1,055
          i.e., the minimum withdrawal adjusted for Market Value Adjustment is $10,609 ( 11,664 - 1,055 )
  Market Value Adjustment:
                     1 + .08        60/12
          $11,664x[(---------------)     - 1] = $-1,261.09
                     1 + .10 + .005
          Since the Market Value Adjustment exceeds the amount of excess interest of $-1,055, the actual Market Value Adjustment is $-1,055.

  Amount withdrawn or transferred (adjusted for Market Value Adjustment):
          $11,664 - $1,055 = $10,6Z09

                   APPENDIX B - VARIABLE ANNUITY INFORMATION
                     FOR INDIVIDUAL RETIREMENT ANNUITIES

     To help you understand your purchase of this Contract as an Individual Retirement Annuity (IRA), we are providing the following summary.

  I. Accumulation Units and the MVA Fixed Account. Each net premium payment you make into your Contract is allocated to the Subaccounts and/or Guarantee Periods you select. Accumulation Units are acquired under the Contract with amounts you allocate to the Subaccounts. This is the unit of measurement used to determine the value of the variable portion of your Contract. The number of units acquired in any Subaccount is based on the unit value of that Subaccount next determined after receipt of the payment at JHISC. The values of Accumulation Units fluctuate with the daily investment performance of the corresponding Subaccount. The growth in the value of your Contract, to the extent invested in the Separate Account, is neither guaranteed nor projected and varies with the investment performance of the Fund underlying the Subaccount you have selected. Each net premium payment allocated to a Guarantee Period in the MVA Fixed Account will be credited interest, as determined by the Company. A minimum guaranteed interest rate of 3% applies to all Contracts issued on an individual basis and to all Contracts issued on a group basis where required under state law. Amounts withdrawn or surrendered from a Guarantee Period may be increased or decreased by a Market Value Adjustment. More details appear under "Accumulation Period" and "The MVA Fixed Account" in this prospectus.

  II. Separate Account and Trust Charges. The assets of the Separate Account are charged for services and certain expense guarantees. The annualized charge equals a maximum of 1.25%. Trust fees varying by Fund are charged against the Funds for investment management and advisory services, and other expenses. Details appear under "Charges Under the Contracts" in this prospectus and in the accompanying prospectus of the Trust.

  III. Deductions from the Contract. The full amount of each premium payment, net of any premium taxes deducted, is applied to the Contract. At or after the payment dates, one or more of the following charges may be made, depending on circumstances.

        1. CDSL. In each Contract Year you may withdraw as much as 10% of the Accumulated Value of your Contract as of the beginning of the Contract Year without charge. Withdrawals in excess of this amount will be subject to the following charges:

                Years from Date
                of Premium Payment to                                  CDSL
                Date of Surrender or Withdrawal                     Percentage
                -------------------------------                     ----------
                7 or more .............................................0%

                6 but less than 7......................................2%

                5 but less than 6......................................3%

                4 but less than 5......................................4%

                3 but less than 4......................................5%

                2 but less than 3......................................5%

                less than 2............................................6%

    For the purpose of calculating the CDSL, deposits are considered to be withdrawn on a "first-in first-out" basis. Earnings are considered to be withdrawn last, and are withdrawn without charge. Under certain circumstances the CDSL is not assessed. This is described in more detail under "Contingent Deferred Sales Load" under "Charges Under the Contracts" in this prospectus.

         2. Contract Fee. The Company currently deducts $30 from the Accumulated Value as a Contract Fee if the Accumulated Value is less than $10,000. This occurs annually or at the time of surrender. Please refer to "Charges for Administrative Services" under "Charges Under the Contracts" in this prospectus.

   3. STATE PREMIUM TAX. Some states and local governments impose a premium or similar tax on annuities. The Company only deducts this tax when required to do so. Please refer to "Premium or Similar Taxes" under "Changes Under Contracts" in this prospectus.

   4. OPTIONAL BENEFIT RIDERS. Subject to state availability, three optional benefit riders may be available under the Contracts, including the One Year Stepped-Up Death Benefit, Accidental Death Benefit and Nursing Home Waiver of CDSL riders. The charges for these riders are 0.15%, 0.10% and 0.05% (annual percentage rates), respectively, of Accumulated Value. Please refer to "Nursing Home Waiver of CDSL" and "Optional Death Benefit Charges" under "Charges Under the Contracts."

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                        SUPPLEMENT DATED JANUARY 22, 1997
                      TO PROSPECTUS DATED JANUARY 22, 1997



     Prospectuses delivered in New York to residents of that state are amended as set forth in this Supplement.

     Under the heading "Contingent Deferred Sales Load" on page 6 of the prospectus, the Table of CDSL percentages is deleted and replaced with the following:

YEARS FROM DATE OF
PREMIUM PAYMENT TO                                                CDSL
DATE OF SURRENDER OR WITHDRAWAL                                PERCENTAGE
-------------------------------                                ----------

7 or more ......................................................... 0%
6 but less than 7 ................................................. 1%
5 but less than 6 ................................................. 2%
4 but less than 5 ................................................. 3%
3 but less than 4 ................................................. 4%
2 but less than 3 ................................................. 5%
less than 2 ....................................................... 6%

     Under the heading "Market Value Adjustment and Charges Applicable to the MVA Fixed Account" on page 9 of the prospectus, the first sentence of the paragraph is amended by deleting the words "or death benefit."

     Under the heading "MVA Fixed Account Investment Options" on page 11 of the prospectus, the first sentence of the second paragraph is amended by adding, after the words "applicable Guarantee Period," the words "but not including amounts to pay death benefits pursuant to the Contracts."

     Under the heading "Standard Death Benefit" on page 13 of the prospectus, the second sentence of the paragraph is amended by deleting the words "adjusted by any Market Value Adjustment."

     Under the heading "Optional One Year Stepped-Up Death Benefit" on page 13 of the prospectus, the second sentence is amended by deleting the words "adjusted by a Market Value Adjustment."

     The section headed "Market Value Adjustment" on pages 18 and 19 of the prospectus is deleted and replaced with the following:

MARKET VALUE ADJUSTMENT

     If any MVA Fixed Account Value is withdrawn, transferred or otherwise paid out before the end of the Guarantee Period in which it is being held other than to pay death benefits pursuant to the Contract, a Market Value Adjustment will be applied. This generally includes amounts applied to an annuity option, and amounts paid as a single sum in lieu of an annuity. No Market Value Adjustment will be applied to amounts that are paid out on the last day of a Guarantee Period.

     The Market Value Adjustment may increase or decrease the amount of MVA Fixed Account Value being withdrawn, transferred or otherwise paid out. The comparison of two Guaranteed Rates determines whether the Market Value Adjustment produces an increase or a decrease. The first rate to compare is the Guaranteed Rate for the existing Guarantee Period from which amounts are being transferred or withdrawn. The second rate is the Guaranteed Rate then being offered for new Guarantee Periods of the same duration as that remaining in the existing Guarantee Period. If the first rate exceeds the second by more than 1/4%, the Market Value Adjustment produces an increase. If the first rate does not exceed the second by at least 1/4%, the Market Value Adjustment produces a decrease. Sample calculations are shown in Appendix A.

     The Market Value Adjustment will be determined by multiplying the amount being withdrawn or transferred from the Guarantee Period (before deduction of any applicable CDSL) by the following factor:
                    1 + g         n/12
                  (--------------)     - 1
                    1 + c + .0025
where,
     . g is the Guaranteed Rate in effect for the current Guarantee Period (in decimal form).

     . c is the current Guaranteed Rate (in decimal form) in effect for new Guarantee Periods with durations equal to the number of years remaining in the current Guarantee Period (rounded up to the nearest whole number of years). If not available, the Company will declare a Guaranteed Rate solely for this purpose that is consistent with interest rates for Guarantee Periods that are currently available.

     . n is the number of complete months from the date of withdrawal to the end of the current Guarantee Period. (Where less than one complete month remains, n will equal one unless the withdrawal is made on the last day of the Guarantee Period, in which case no adjustment will apply.)

     Under the heading "Contingent Deferred Sales Load," the Table of CDSL percentages on page 21 of the prospectus is deleted and replaced with the following:


           Years from Date
          of Premium Payment to                              CDSL
          Date of Surrender or Withdrawal                 Percentage
          -------------------------------                 ----------

          7 or more ....................................      0%
          6 but less than 7 ............................      1%
          5 but less than 6 ............................      2%
          4 but less than 5 ............................      3%
          3 but less than 4 ............................      4%
          2 but less than 3 ............................      5%
          less than 2 ..................................      6%

     Under the heading "Contingent Deferred Sales Load," the example given under the sixth paragraph starting on page 21 of the prospectus is deleted and replaced with the following:

     For example, assume a Contract is issued on January 1, 1996, that the Owner makes premium payments of $5,000 on January 1, 1996, $1,000 on January 1, 1997, and $1,000 on January 1, 1998. Assume that the Accumulated Value on January
1, 1999, is $9,000 and that a partial withdrawal is made by the Owner in the amount of $6,000 (no tax withholding) on June 1, 1999. The CDSL in this case, assuming no prior partial withdrawals, would equal $229.57.

     In calculating the CDSL under the FIFO method, the January 1, 1996, $5,000 premium payment is first reduced by the three $30 Contract Fees assessed on January 1, 1997, 1998, and 1999, i.e., to $4,910. Ten percent of the Accumulated Value on January 1, 1999, i.e., $900, the free withdrawal amount, is then deducted leaving $4,010.

     The remaining balance of the $5,000 January 1, 1996, premium payment, i.e., $4,010, is then withdrawn in its entirety and is assessed a CDSL of $160.40 (.04 x $4,010). All of the $1,000 January 1, 1997, premium payment is to be withdrawn and is assessed a CDSL of $50 (.05 x $1,000). To make up the remainder of the $6,000 paid to the Owner, $319.57 is withdrawn from the January 1, 1998, premium payment. This is assessed a CDSL of $19.17 (.06 x $319.57).

     Therefore, the total amount paid to the Owner is $6,000 and the total CDSL is $229.57. The above example assumes all amounts withdrawn are after the application of any Market Value Adjustment.

     Under the heading "Standard Death Benefit" on page 28 of the prospectus, the second sentence of the first paragraph is amended by deleting the words "adjusted by any Market Value Adjustment."

     Under the heading "Optional One Year Stepped-Up Death Benefit" on page 28 of the prospectus, the second sentence is amended by deleting the words "adjusted by any Market Value Adjustment."

     Appendix A to the prospectus is replaced with the following:


APPENDIX A - SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:
          1 + g         n/12
       ( --------------)      - 1
          1 + c + .0025
Sample Calculation 1:  Positive Adjustment

  Premium Payment                    $10,000
  Guarantee Period                   7 years
  Time of withdrawal or transfer     beginning of 3rd year of Guarantee Period
  Amount withdrawn or transferred    $11,664
  Guaranteed Rate (g)                8%
  Guaranteed Rate for
    new 5 year guarantee (c)         7%
  Remaining Guarantee Period (n)     60 months
  Maximum positive adjustment:
                          2       2
          $10,000 x ( 1.08  - 1.03 ) = $1,055
          i.e., the maximum withdrawal adjusted for Market Value Adjustment is $12,719 ( 11,664 + 1,055 )
  Market Value Adjustment:
                       1 + .08         60/12
          $11,664 x [(----------------)       - 1]  = $413.58
                       1 + .07 + .0025
  Amount withdrawn or transferred (adjusted for Market Value Adjustment):
          $11,664 + $413.58 = $12,077.58

Sample Calculation 2:  Negative Adjustment

  Premium Payment                    $10,000
  Guarantee Period                   7 years
  Time of withdrawal or transfer     beginning of 3rd year of Guarantee Period
  Amount withdrawn or transferred    $11,664
  Guaranteed Rate (g)                8%
  Guaranteed Rate for
    new 5 year guarantee (c)         9%
  Remaining Guarantee Period (n)     60 months
  Maximum negative adjustment:
                          2      2
          $10,000 x ( 1.08 - 1.03  ) = $1,055
          i.e., the maximum withdrawal adjusted for Market Value Adjustment is $10,609 ( 11,664 - 1,055 )
  Market Value Adjustment:
                     1 + .08         60/12
          $11,664x[(----------------)      - 1] = $-652.18
                     1 + .09 + .0025
  Amount withdrawn or transferred (adjusted for Market Value Adjustment):
          $11,664 - $652.18 = $11,011.82


Sample Calculation 3:  Positive Adjustment Limited by Amount of Excess Interest

  Premium Payment                    $10,000
  Existing Guarantee Period          7 years
  Time of withdrawal or transfer     beginning of 3rd year of Guarantee Period
  Amount withdrawn or transferred    $11,664
  Guaranteed Rate (g)                8%
  Guaranteed Rate for
    new 5 year guarantee (c)         5%
  Remaining Guarantee Period (n)     60 months
  Amount of Excess Interest:
                          2       2
          $10,000 x ( 1.08  - 1.03  ) = $1,055
          i.e., the maximum withdrawal adjusted for Market Value Adjustment is $12,719 ( 11,664 + 1,055 )
  Market Value Adjustment:
                     1 + .08         60/12
          $11,664x[(----------------)      - 1] = $1,605.54
                     1 + .05 + .0025
          Since the Market Value Adjustment exceeds the amount of excess interest of $1,055, the actual Market Value Adjustment is $1,055.

  Amount withdrawn or transferred (adjusted for Market Value Adjustment):
          $11,664 + $1,055 = $12,719

Sample Calculation 4:  Negative Adjustment Limited by Amount of Excess Interest

  Premium Payment                    $10,000
  Existing Guarantee Period          7 years
  Time of withdrawal or transfer     beginning of 3rd year of Guarantee Period
  Amount withdrawn or transferred    $11,664
  Guaranteed Rate (g)                8%
  Guaranteed Rate for
    new 5 year guarantee (c)         10%
  Remaining Guarantee Period (n)     60 months
  Amount of Excess Interest:
                          2       2
          $10,000 x ( 1.08  - 1.03 ) = $1,055
          i.e., the minimum withdrawal adjusted for Market Value Adjustment is $10,609 ( 11,664 - 1,055 )
  Market Value Adjustment:
                      1 + .08          60/12
          $11,664x[(-----------------)       - 1] = $-1,142.61
                      1 + .10 + .0025
          Since the Market Value Adjustment exceeds the amount of excess interest of $-1,055, the actual Market Value Adjustment is $-1,055.

  Amount withdrawn or transferred (adjusted for Market Value Adjustment):
          $11,664 - $1,055 = $10,609

     In Appendix B to the prospectus, under the section headed "Deductions from the Contract," the Table of CDSL percentages is deleted and replaced with the following:

        Years from Date
        of Premium Payment to                                 CDSL
        Date of Surrender or Withdrawal                     Percentage
        -------------------------------                     ----------
        7 or more ...........................................0

        6 but less than 7....................................1%

        5 but less than 6....................................2%

        4 but less than 5....................................3%

        3 but less than 4....................................4%

        2 but less than 3....................................5%

        less than 2..........................................6%

                                       7